                                                                   Exhibit 10.11

                                                                  EXECUTION COPY

================================================================================

                           COKER COMPLEX GROUND LEASE
                         AND BLANKET EASEMENT AGREEMENT


                           dated as of August 19, 1999



                                     between



                        CLARK REFINING & MARKETING, INC.


                                       and



                         PORT ARTHUR COKER COMPANY L.P.


================================================================================

                                TABLE OF CONTENTS

                                                                         Page

ARTICLE I
         DEFINITIONS........................................................1
         SECTION 1.1  Definitions...........................................1
         SECTION 1.2  Other Definitional Provisions.........................1

ARTICLE II
         LEASE AND GRANT OF EASEMENTS.......................................1
         SECTION 2.1  Lease.................................................1
         SECTION 2.2  Grant of Easements....................................2
         SECTION 2.3  Easements Appurtenant.................................3
         SECTION 2.4  No Interference ......................................3

ARTICLE III
         POSSESSION AND QUIET ENJOYMENT.....................................3

ARTICLE IV
         TITLE..............................................................3

ARTICLE V
         FIXTURES...........................................................4

ARTICLE VI
         AUXILIARY FACILITIES...............................................4

ARTICLE VII
         UNDERTAKINGS OF LESSOR; FURTHER ASSURANCES.........................5

ARTICLE VIII
         RESERVATIONS AND RESTRICTIONS......................................6
         SECTION 8.1  Reservations..........................................6

ARTICLE IX
         MAINTENANCE; INSPECTION; COMPLIANCE WITH LAWS......................6
         SECTION 9.1  Maintenance...........................................6
         SECTION 9.2  Inspection............................................6
         SECTION 9.3  Compliance with Laws..................................6

                                                                         Page
                                                                         ----

ARTICLE X
         LIENS..............................................................7
         SECTION 10.1  Lessee Liens.........................................7
         SECTION 10.2  Lessor Liens ........................................8

ARTICLE XI
         TAXES AND CHARGES..................................................8
         SECTION 11.1  Taxes................................................8
         SECTION 11.2  Apportionment .......................................8

ARTICLE XII
         INSURANCE..........................................................9
         SECTION 12.1  Lessee Insurance.....................................9
         SECTION 12.2  Lessor Insurance ....................................9

ARTICLE XIII
         RENT...............................................................9
         SECTION 13.1  Initial Term.........................................9
         SECTION 13.2  Renewal Term ........................................9

ARTICLE XIV
         NONTERMINATION....................................................10

ARTICLE XV
         CONDEMNATION......................................................11

ARTICLE XVI
         BINDING EFFECT; SUCCESSORS AND ASSIGNS............................11

ARTICLE XVII
         LESSEE'S OPTION TO REMOVE THE FACILITY............................11

ARTICLE XVIII
         POSSESSION UPON TERMINATION.......................................12

ARTICLE XIX
         INDEMNITY.........................................................12
         SECTION 19.1  Lessee Indemnity....................................12
         SECTION 19.2  Lessor Indemnity ...................................13

ARTICLE XX
         TERM..............................................................13
         SECTION 20.1  Coker Complex Ground Lease Term.....................13
         SECTION 20.2  Renewal Term .......................................14

                                                                         Page
                                                                         ----
ARTICLE XXI
         MINERAL RIGHTS....................................................14

ARTICLE XXII
         MISCELLANEOUS.....................................................14
         SECTION 22.1   Assignment as Security for Lessee's Obligations....14
         SECTION 22.2   Memorandum of Lease................................15
         SECTION 22.3   Relationship of the Parties........................15
         SECTION 22.4   Time is of the Essence.............................15
         SECTION 22.5   Notices ...........................................15
         SECTION 22.6   Severability ......................................16
         SECTION 22.7   Amendment .........................................16
         SECTION 22.8   Headings, etc. ....................................16
         SECTION 22.9   Counterparts ......................................17
         SECTION 22.10  GOVERNING LAW......................................17
         SECTION 22.11  WAIVER OF JURY TRIAL...............................17

ARTICLE XXIII
         NO MERGER.........................................................17
         SECTION 23.1  No Merger...........................................17


        APPENDIX A -- DEFINITIONS

        EXHIBITS

        A    Coker Site Description
        B    Blanket Easement Description
        C    Dock Easement Description
        D    Air Products Utilities
        E    Form of Assignment and Consent Agreement
        F    Auxiliary Facilities
        G    Form of Memorandum of Lease


        SCHEDULES

        I   Coker Complex Site Permitted Liens

     GROUND LEASE AND BLANKET EASEMENT AGREEMENT (the "Coker Complex Ground
                                                       --------------------
Lease"), dated as of August 19, 1999, between Clark Refining & Marketing, Inc.,
-----
a Delaware corporation ("Lessor") and Port Arthur Coker Company L.P., a Delaware
                         ------
Limited Partnership ("Lessee").
                      ------

     WHEREAS, the Lessor is the owner of the Coker Complex Site;

     WHEREAS, Lessee wishes to lease the Coker Complex Site from Lessor in order to construct and operate the Coker Complex at the Coker Complex Site; and

     WHEREAS, Lessor wishes to lease the Coker Complex Site to Lessee;

     NOW THEREFORE, for and in consideration of the mutual covenants, premises and agreements set forth herein, and good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 Definitions. Except as otherwise defined herein, the
                 -----------
capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A.

     SECTION 1.2 Other Definitional Provisions.
                 -----------------------------

     (a) The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Coker Complex Ground Lease shall refer to this Coker Complex Ground Lease as a whole and not to any particular provision of this Coker Complex Ground Lease, and Article, Section and Schedule references are to this Coker Complex Ground Lease unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                                   ARTICLE II
                          LEASE AND GRANT OF EASEMENTS

     SECTION 2.1 Lease. The Lessor hereby demises, leases and delivers to the
                 -----
Lessee and Lessee hereby leases and accepts from Lessor the following described properties for a term of years equal to the Coker Complex Ground Lease Term, subject to all Permitted Liens now or hereafter in existence, (such estates being referred to herein as the "Coker Complex Leasehold"):

                  (a) the property (the "Coker Complex Site") described in Exhibit A; provided, however, that as to the portions of Avenue H and
                    --------  -------
         14th Street included in the description of the Coker Complex Site, Lessee's use shall be non-exclusive and in common with Lessor and other occupants of the Adjacent Refinery Property; and

                  (b) all equipment, buildings, structures, fixtures and improvements located on the Coker Complex Site.

                  SECTION 2.2 Grant of Easements. Lessor does hereby grant and
                              ------------------
convey to Lessee, for the Coker Complex Ground Lease Term, the following easements (which, together with all other easements granted or to be granted by or pursuant to this Coker Complex Ground Lease are referred to as "Easements") appurtenant to the Coker Complex Leasehold:

                  (a) a nonexclusive easement on, over and under the Adjacent Refinery Property, as more particularly described in Exhibit B, for the purpose of ingress and egress, for the construction and maintenance of interconnection pipes, wiring, other pipelines and communication and utility lines and for any other purpose as may be necessary or desirable in connection with the construction, ownership and operation of the Coker Complex or the operation of the Heavy Oil Processing Facility or any of the Auxiliary Facilities, including, without limitation, the provision by Lessee to Air Products of any of the utilities described on Exhibit D hereto pursuant to Section 17.4 of the Hydrogen Supply Agreement;

                  (b) a nonexclusive easement on that portion of the dock described in Exhibit C for the purpose of unloading cargoes of crude oil and other feedstocks and loading products of the Coker Complex and for the construction and maintenance of pipes, pumps, valves, gauges and other equipment in connection with such loading and unloading; and

                  (c) a nonexclusive easement on, over and under all pipelines, oil handling facilities and terminaling facilities (including, in each case, any and all easements relating thereto) owned or otherwise controlled by Lessor (i) for the purpose of transporting oil (A) from the facilities of Sun Pipe Line Company in Nederland, Texas to and through the facility commonly known as "Lucas Terminal" and (B) from Lucas Terminal to the Adjacent Refinery Property, (ii) for the purpose of transporting crude oil and the access to and maintenance of oil pipelines, interconnection pipes, tanks, wiring, other pipelines and communication and utility lines and (iii) for any other purpose as may be necessary or desirable in connection with the transportation of crude oil from the docking facilities of Sun Pipe Line Company in Nederland, Texas to the Refinery. Lessor shall, at its sole cost and expense and promptly upon notice from Lessee, take all such actions as Lessee may reasonably request to further specify, document or reflect in the public records the foregoing easement described in this clause
         (c) or to obtain title insurance with respect to such easement.

     SECTION 2.3 Easements Appurtenant. The Easements shall be deemed to be
                 ---------------------
appurtenant to the Coker Complex Leasehold and shall be for the benefit of the Lessee and its permitted successors and assigns. Lessor agrees that it will not make any use or permit any use of the land described in Exhibit B or Exhibit C that would interfere with the use and enjoyment of the Easements or the operation of the Coker Complex by the Lessee or its successors, assigns or subtenants at any time during the Coker Complex Ground Lease Term, except to the extent that such use would not impair (i) the ability of the Lessee or its successors, assigns or subtenants to operate the Coker Complex in accordance with the Base Case Financial Model or (ii) any of the security interests granted or to be granted by the Coker Company to the Financing Parties pursuant to the Financing Documents.

     SECTION 2.4 No Interference. With respect to any nonexclusive easement
                 ---------------
granted pursuant to this Coker Complex Ground Lease, the Lessor shall not grant or convey any easement or other interest (other than a Permitted Lien) that, if used or enjoyed in accordance with its terms, would interfere with the use and enjoyment of the Coker Complex, Coker Complex Leasehold and Easements or the operation of the Coker Complex by the Lessee or its permitted successors, assigns or subtenants at any time during the Coker Complex Ground Lease Term, except to the extent that such easement or interest would not impair (i) the ability of the Lessee or its successors, assigns or subtenants to operate the Coker Complex in accordance with the Base Case Financial Model or (ii) any of the security interests granted or to be granted by the Coker Company to the Financing Parties pursuant to the Financing Documents.



                                   ARTICLE III
                         POSSESSION AND QUIET ENJOYMENT

     The Lessor covenants with the Lessee that the Lessee will enjoy quiet possession of the Coker Complex Leasehold and the right to utilize the Easements, free from claims of persons in possession and third parties claiming rights thereto.


                                   ARTICLE IV
                                      TITLE

     The Lessor warrants and represents that it has (a) good and indefeasible title to the Coker Complex Site and to all property covered by any Easement (other than the Easement granted pursuant to clause (c) of Section 2.2, with respect to which it has a valid and enforceable easement interest with the right to grant such Easement), in fee simple absolute and (b) the right to convey the Easements, in each case free and clear of all liens and encumbrances, except for Permitted Liens. The Lessor further warrants and represents that Permitted Liens in existence on the date hereof do not and will not adversely affect the use of the Coker Complex Site, the Easements and the Auxiliary Facilities as contemplated by the other Project Documents.

                                    ARTICLE V
                                    FIXTURES

     As a material part of this Coker Complex Ground Lease, the Lessor and the Lessee agree and intend that each item representing part of the Coker Complex
(a) is attached, affixed and annexed to the Coker Complex Site or the Easements, as the case may be, (b) shall remain attached, affixed and annexed to the Coker Complex Site or the Easements, as the case may be, (c) shall be considered with respect to the interests of the parties hereto as the real property of the Lessee for the Coker Complex Ground Lease Term (subject to Lessor's reversionary interest therein), (d) shall be considered to become fixtures to and a part of the Coker Complex Site or the Easements, as the case may be, immediately upon being installed or constructed on, or otherwise affixed or annexed to, the Coker Complex Site, (e) is adaptable to the uses and purposes for which the Coker Complex Site is being leased by Lessor to Lessee, and (f) cannot be removed from the Coker Complex Site without doing substantial injury and/or material damage to the Coker Complex Site.



                                   ARTICLE VI
                              AUXILIARY FACILITIES

     For purposes hereof, "Auxiliary Facilities" shall mean: the nonexclusive use of any equipment or facilities owned by the Lessor and located on the Easements and necessary to the operation of the Coker Complex, including, without limitation, the facilities necessary for Lessee to provide Air Products with any of the utilities described on Exhibit D hereto pursuant to Section 17.4 of the Hydrogen Supply Agreement. The Auxiliary Facilities include, without limitation, the equipment and facilities described on Exhibit F.

     The Lessor hereby grants to the Lessee the license to use the Auxiliary Facilities during the Coker Complex Ground Lease Term. Such right shall be a nonexclusive license in real property, irrevocable for the Coker Complex Ground Lease Term, and such rights to use the Auxiliary Facilities are herein called the "Auxiliary Rights". The Lessor may not grant a license to any other Person to use any of the Auxiliary Facilities during the Ground Lease Term, except to the extent that the granting of such license and the use of such Auxiliary Facilities by such Person would not impair (i) the ability of the Lessee or its successors, assigns or subtenants to operate the Coker Complex in accordance with the Base Case Financial Model, (ii) the ability of Lessee to provide Air Products with any of the utilities described on Exhibit D hereto pursuant to
Section 17.4 of the Hydrogen Supply Agreement or (iii) any of the security interests granted or to be granted by the Lessee to the Financing Parties pursuant to the Financing Documents.

                                   ARTICLE VII
                   UNDERTAKINGS OF LESSOR; FURTHER ASSURANCES

     The Lessor covenants, represents and warrants to the Lessee that the Coker Complex Leasehold, the Easements and the Auxiliary Rights are sufficient and will, at all times during the Coker Complex Ground Lease Term, be sufficient or, if the same shall cease to be so sufficient, the Lessor will at its expense take such action, including the conveyance of easements and the grant of additional Auxiliary Rights, as is reasonable or necessary, in order to provide the Lessee with reasonable means of constructing, connecting, operating, maintaining, replacing, renewing and repairing the Coker Complex including, but not limited to (a) reasonable means of transporting materials to be processed to the Coker Complex and shipping processed material from the Coker Complex, (b) reasonable access subject to regulatory restrictions to communications networks and sources of electric power, natural gas and other utilities for operation of the Coker Complex, (c) reasonable access subject to regulatory restrictions to sources of potable water, (d) reasonable access subject to regulatory restrictions to areas for or means of disposing of waste materials generated by the operation of the Coker Complex, (e) reasonable access on the Coker Complex Site to a supply of hydrogen, by pipeline or other commercially reasonable alternative, sufficient for the requirements of the Coker Complex, and (f) existing firewater systems, as they may be modified, necessary to maintain, protect and preserve the Coker Complex Site. At all times during the Coker Complex Ground Lease Term the Lessor, at its expense, shall maintain the Easements and the Auxiliary Facilities in good condition and repair and in accordance with Applicable Laws so that they will be available for the operation of the Coker Complex, including, without limitation, the maintenance of roads, equipment, pumps, and pipelines located on Easements or constituting part of an Auxiliary Facility.

     The agreement and obligation of Lessor to provide electric utilities and electric service, natural gas and gas service, potable water and water service and sanitary sewage service to the Coker Complex pursuant to the Services and Supply Agreement is incident to, dependent upon and inseparable from the landlord/tenant relationship established by this Coker Complex Ground Lease, and such obligation shall continue only for the Coker Complex Ground Lease Term and the existence of such landlord/tenant relationship. All charges for potable water and sanitary sewer services to be provided by Lessor to Lessee pursuant to the Services and Supply Agreement are included in the rent payable to Lessor hereunder. The provisions of the Services and Supply Agreement are intended only to provide a mechanism for Lessor to recover from Lessee the cost of providing electricity and electric service, and natural gas and gas service, to the Coker Complex, and it is not intended that Lessor shall make a profit by providing such utilities. Lessee acknowledges, understands and agrees that none of such utilities may be sold or resold by Lessee, and none of such utilities may be used by any other party or for any other purpose other than in connection with its tenancy hereunder.

                                  ARTICLE VIII
                          RESERVATIONS AND RESTRICTIONS

                  SECTION 8.1 Reservations. The grant and conveyance of the
                              ------------
Easements and the Auxiliary Rights by the Lessor to the Lessee are subject to the following reservations and understandings:

                  (a) The Lessor reserves the right to relocate all or any portion of the Coker Complex or other property of the Lessee located on the Adjacent Refinery Property provided that such relocation (i) does not subject such property to any Liens, conditions or other restrictions (other than Permitted Liens), (ii) is at the Lessor's expense and (iii) does not deprive the Lessee of effective use of such property or make the use of such property more expensive or burdensome or adversely affect the operation of the Coker Complex, except to the extent that such relocation would not impair (x) the ability of the Lessee or its successors, assigns or subtenants to operate the Coker Complex in accordance with the Base Case Financial Model or (y) any of the security interests granted or to be granted by the Lessee to the Financing Parties pursuant to the Financing Documents.

                  (b) Subject to Section 2.2 and clause (a) of this Section 8.1, the Lessor reserves the right to use, permit the use of, or grant easements or licenses to use, any part of the Adjacent Refinery Property.


                                   ARTICLE IX
                  MAINTENANCE; INSPECTION; COMPLIANCE WITH LAWS

                  SECTION 9.1 Maintenance. During the Coker Complex Ground
                              -----------
Lease Term, the Lessee shall take care of and maintain the Coker Complex Site. So long as the Services and Supply Agreement is in effect, such performance with respect to maintenance of the Coker Complex Site as rendered by Lessor thereunder shall be deemed to fulfill Lessee's obligations under this Section.

                  SECTION 9.2 Inspection. During the Coker Complex Ground Lease
                              ----------
Term, the Lessor and its authorized representatives may, at their own expense, at reasonable times and by appointment on reasonable notice, inspect the Coker Complex Site and the Coker Complex and any other property located on the Coker Complex Site.

                  SECTION 9.3 Compliance with Laws. (a) During the Coker Complex
                              --------------------
Ground Lease Term, the Lessee, at its sole cost and expense, shall conform to, comply with and take any and all action necessary to avoid or eliminate any violation of any Applicable Laws applicable to the Coker Complex Site and the Coker Complex, or the use, ownership or occupancy thereof, unless and to the extent that (x) the Lessee shall be prosecuting in good faith a test, challenge, appeal or proceeding for review of such Applicable Laws by appropriate proceedings that do not involve any substantial risk of (i) foreclosure, sale, forfeiture or loss of, or imposition of any Lien prohibited by Article X on the Coker Complex Site or any part thereof, (ii) extending the ultimate imposition of such requirement beyond the termination of the Coker Complex Ground Lease Term or (iii) any material claim against the Lessor, the Coker Complex Site or any property of the Lessor or (y) such violation relates to the presence of or any failure to remediate environmental contamination existing on or under the Coker Complex Site prior to the date hereof. So long as the Services and Supply Agreement is in effect, such performance with respect to compliance with laws applicable to the Coker Complex Site and the Coker Complex as may be rendered thereunder by the Lessor shall be deemed to fulfill Lessee's obligations under this Section.

     (b) During the Coker Complex Ground Lease Term, the Lessor, at its sole cost and expense, shall conform to, comply with and take any and all action necessary to avoid or eliminate any violation of any Applicable Laws applicable to the Clark Refinery Property (other than the Coker Complex Site, except to the extent that such violation relates to any environmental condition on or under the Coker Complex Site prior to the date hereof), or the use or occupancy thereof, unless and to the extent that (x) the Lessor shall be prosecuting in good faith a test, challenge, appeal or proceeding for review of such Applicable Laws by appropriate proceedings that do not involve any substantial risk of (i) foreclosure, sale, forfeiture or loss of, or imposition of any Lien prohibited by Article X on the Clark Refinery Property or any part thereof, (ii) extending the ultimate imposition of such requirement beyond the termination of the Coker Complex Ground Lease Term or (iii) any material claim against the Lessee, the Clark Refinery Property or any property of the Lessee, or (y) such violation could not reasonably be expected to have a material adverse effect on the Coker Complex Site or the right of the Lessee to use and enjoy the Easements.


                                    ARTICLE X
                                      LIENS

     SECTION 10.1 Lessee Liens. (a) During the Coker Complex Ground Lease Term,
                  ------------
the Lessee shall not directly or indirectly create, assume or suffer to exist any Lien by any Person claiming by, through or under the Lessee, on or with respect to the Coker Complex Site, except Permitted Liens and any other Liens against any part of the Coker Complex Site or the Easements (i) in favor of any taxing authority by reason of the nonpayment by the Lessor of any Tax (other than Taxes being diligently contested in good faith in appropriate proceedings),
(ii) resulting from any act of the Lessor, or failure by the Lessor to take any action required hereunder, or (iii) arising in connection with claims against the Lessor.

     (b) If any Lien, other than a Lien excepted under clause (a) of this
Section 10.1, on any property of the Lessor arising in connection with the Lessee's use or occupation of the Coker Complex Site or the Easements or work of any character performed by or at the direction of the Lessee, shall arise at any time during the Coker Complex Ground Lease Term, the Lessee shall promptly discharge it at its own cost and expense and shall indemnify and hold harmless the Lessor from and against any loss, damage, costs or expense (including legal fees and expenses) as a result of the existence or enforcement of such Lien.

     SECTION 10.2 Lessor Liens. During the Coker Complex Ground Lease Term, the
                  ------------
Lessor shall not directly or indirectly create, assume or suffer to exist any Lien by any Person claiming by, through or under the Lessor, on or with respect to the Clark Refinery Property, except Permitted Liens. If any Lien, other than a Permitted Lien, on any property of the Lessee arising in connection with the Lessor's use, ownership or occupation of the Clark Refinery Property or work of any character performed by or at the direction of the Lessor, shall arise at any time during the Coker Complex Ground Lease Term, the Lessor shall promptly discharge it at its own cost and expense and shall indemnify and hold harmless the Lessee from and against any loss, damage, costs or expense (including legal fees and expenses) as a result of the existence or enforcement of such Lien.


                                   ARTICLE XI
                                TAXES AND CHARGES

     SECTION 11.1 Taxes. (a) During the Coker Complex Ground Lease Term, the
                  -----
Lessee shall pay or cause to be paid, before delinquency, any Tax assessed, levied, imposed upon, or to become due and payable out of or in respect of the use, ownership, possession, operation, control, maintenance or insurance of the Coker Complex Site.

     (b) The Lessee shall have the right to contest in good faith, at the Lessee's sole cost and expense, the amount or validity, in whole or in part, of any Tax by appropriate proceedings, so long as such contest and proceedings shall not involve any material risk of sale, forfeiture or loss of the Coker Complex Site, or any part thereof or the imposition of any Lien prohibited by
Article X. Notwithstanding anything herein to the contrary, during the Coker Complex Ground Lease Term, the Lessor shall not contest or object to any Taxes due and payable out of or in respect of the use, ownership, possession, operation, control, maintenance or insurance of the Coker Complex Site without the prior written consent of Lessee and the Financing Parties.

     (c) During the Coker Complex Ground Lease Term, the Lessor shall pay or cause to be paid, before delinquency, any tax assessed, levied, imposed upon, or to become due and payable out of or in respect of the use, ownership, possession, operation, control, maintenance or insurance of the Clark Refinery Property (other than the Coker Complex Site), other than Taxes payable by Lessee pursuant to clause (a) above.

     (d) The Lessor shall have the right to contest in good faith, at the Lessor's sole cost and expense, the amount or validity, in whole or in part, of any Tax, due and payable out of or in respect of the use, ownership, possession, operation, control, maintenance or insurance of the Clark Refinery Property by appropriate proceedings, so long as such contest and proceedings shall not involve any substantial risk of sale, forfeiture or loss of the Clark Refinery Property, or any part thereof or the imposition of any Lien prohibited by
Article X.

     SECTION 11.2 Apportionment. If during the Coker Complex Ground Lease Term
                  -------------
any one of the Coker Complex Site shall not be separately assessed but shall be assessed as part of a larger tract of land, then Lessor and Lessee shall fairly and equitably apportion any Tax resulting from such assessment based on (a) with respect to any tax assessed on equipment, the relative value of the equipment being leased hereunder and any other equipment included in such assessment, and
(b) with respect to any land, the relative acreage of the land comprising the Ancillary Equipment Site and any other land being taxed.


                                   ARTICLE XII
                                    INSURANCE

     SECTION 12.1 Lessee Insurance. During the Coker Complex Ground Lease Term,
                  ----------------
the Lessee shall, without cost to the Lessor, maintain or cause to be maintained in effect with insurers of good national or international repute, comprehensive general liability insurance policies with respect to the Coker Complex Site, the Coker Complex, and any other property located on the Coker Complex Site, insuring against death and bodily injury, loss or damage to property of others and such other risks as are customarily insured against in the petroleum refining industry, all in such amounts as are reasonable under the circumstances. Any insurance policies maintained in accordance with this Section
12.1 shall name (a) the Lessor and the Collateral Trustee as additional insured parties and (b) the Collateral Trustee as sole loss payee thereunder. Copies or certificates of such policies shall be delivered to the Lessor and the Collateral Trustee by the Lessee.

     SECTION 12.2 Lessor Insurance. During the Coker Complex Ground Lease Term,
                  ----------------
the Lessor shall, without cost to the Lessee, maintain or cause to be maintained in effect with insurers of good national or international repute, comprehensive general liability insurance policies with respect to the Clark Refinery Property, other than the Coker Complex Site, insuring against death and bodily injury, loss or damage to property of others and such other risks as are customarily insured against in the petroleum refining industry, all in such amounts as are reasonable under the circumstances. Any insurance policies maintained in accordance with this Section 12.2 shall name the Lessee and the Collateral Trustee as additional insured parties thereunder. Copies or certificates of such policies shall be delivered to the Lessee and the Collateral Trustee by the Lessor.


                                  ARTICLE XIII
                                      RENT

     SECTION 13.1 Initial Term. For the entire Coker Complex Initial Term the
                  ------------
rent payable by the Lessee for the Coker Complex Leasehold, the Easements and the Auxiliary Rights shall be $25,000, payable in advance in a lump sum upon Financial Close.

     SECTION 13.2 Renewal Term. If Lessee has provided notice of exercise of its
                  ------------
option to extend the term hereof for a Coker Complex Renewal Term as provided in
Section 20.2 hereof, Lessor and Lessee shall consult for the purpose of determining the Fair Market Rental Value of the Coker Complex Site (without attributing any value to the Coker Complex) as of the end of the Coker Complex Initial Term or the applicable Coker Complex Renewal Term, as the case may be, and any values agreed upon in writing shall constitute such Fair Market Rental Value of the Coker Complex for purposes of this Section
13.2. If Lessor and Lessee fail to agree upon such values on or prior to the date six months prior to the expiration of the Coker Complex Initial Term or a Coker Complex Renewal Term, as the case may be, either party may request, by written notice to the other, that such values be determined by the Appraisal Procedure. During any Coker Complex Lease Renewal Term, rent determined in accordance herewith shall be paid quarterly in arrears.


                                   ARTICLE XIV
                                 NONTERMINATION

     Except as provided in Article XV, this Agreement shall not terminate, nor shall any of the Easements or Auxiliary Rights or the Coker Complex Leasehold be extinguished, lost, conveyed or otherwise impaired, or be merged into or with any other interest or estate in the Coker Complex Site or any other property interest, in whole or in part, by any cause or for any reason whatsoever, including, without limitation, the following: (a) any damage to or destruction of all or any part of the Coker Complex, or the taking of the Coker Complex or any portion thereof by condemnation, requisition, eminent domain or otherwise,
(b) any prohibition, limitation or restriction of any party's use of all or any part of the Coker Complex Site, the Coker Complex, the Easements, the Auxiliary Rights or the interference of such use by any Person, or any eviction by paramount title or otherwise, (c) the coincident ownership by any Person (including the Lessee) of any estate or interest in the Easements or the Auxiliary Facilities and other rights granted and conveyed pursuant to this Agreement with any estate or interest in the Coker Complex Site, the Coker Complex or the Auxiliary Facilities, (d) any inadequacy, incorrectness or failure of the description of the Coker Complex Site, the Easements, the Auxiliary Rights or any other property or rights intended to be granted or conveyed by this Agreement, (e) any default in the performance or the observance by any party of any of their respective covenants and agreements to be performed and observed by the respective party under any of the Project Documents, (f) the insolvency, bankruptcy, reorganization or similar proceedings by or against any party hereto (and in the event of a bankruptcy proceeding involving Lessor, it is expressly intended that Lessee shall have the rights and options provided in
(S) 365(h) of Title 11 of the United States Code), (g) any nonuse or excessive use of any Easement or any Auxiliary Right, (h) any execution of the security interest granted by the Lessee to the Collateral Trustee or subsequent transfer or reassignment of the rights hereunder, or (i) any other reason whatsoever, whether similar or dissimilar to any of the foregoing. It is intended and agreed by the parties hereto that the Coker Complex Leasehold, the Easements, the Auxiliary Rights and other rights granted and conveyed hereunder shall be separate and independent covenants and agreements of the parties hereto and that, except as provided in Article XV, no Coker Complex Leasehold, Easement, Auxiliary Right or other right granted or conveyed pursuant to this Agreement may be terminated without the express consent of the Collateral Trustee.

     Except as expressly provided in subparagraph (e) above, the provisions of this Article XIV shall not limit or restrict the remedies available to Lessor or Lessee in the event of a default by Lessee or Lessor under this Coker Complex Ground Lease, and all such remedies are hereby reserved to Lessor or Lessee, as the case may be, including (without limitation) an action for damages and/or an action for specific performance.


                                   ARTICLE XV
                                  CONDEMNATION

     If all or such a substantial portion of the Coker Complex Site is condemned or transferred in lieu of condemnation and the remainder is not sufficient to permit operation of the Coker Complex on a commercial basis, the Coker Complex Ground Lease Term shall terminate at the time title vests in the condemning authority, and the net proceeds of the condemnation shall be applied first to pay off any amounts outstanding under the Financing Documents and the remainder, if any, shall be divided between the Lessee and the Lessor in proportion to the fair market sales value of their respective interests in the property condemned. If an insubstantial portion of the Coker Complex Site is condemned at any time, the Coker Complex Ground Lease Term shall not terminate and net proceeds of the condemnation shall be used first to restore the Coker Complex Site, with the balance divided between the Lessor and the Lessee in proportion to the fair market sales value of their interests in the property condemned. For the purposes of this Article XV, the net proceeds of a condemnation shall mean the total condemnation proceeds less the costs and expenses incurred in connection with the condemnation (including legal fees).


                                   ARTICLE XVI
                     BINDING EFFECT; SUCCESSORS AND ASSIGNS

     The terms and provisions of this Coker Complex Ground Lease, the appurtenant easements and license in real property provided herein, and the respective rights and obligations hereunder of the Lessee and the Lessor shall be binding upon, and inure to the benefit of, their respective permitted successors, assigns and sublessees, including without limitation the Collateral Trustee, the Financing Parties and any subsequent transferee or assignee thereof. Notwithstanding anything to the contrary herein, no assignment of the rights of either party to this Coker Complex Ground Lease to any Person shall be effective unless or until the rights of such party under the other Clark R&M Agreements are assigned to such Person


                                  ARTICLE XVII
                     LESSEE'S OPTION TO REMOVE THE FACILITY

     It is understood by the parties hereto that the Lessee is constructing the Coker Complex on the Coker Complex Site and the Coker Complex, and all other improvements and structures constructed by Lessee on the Coker Complex Site during the Coker Complex Ground

Lease Term, are the property of, and are owned by, the Lessee. At the end of the Coker Complex Ground Lease Term. Lessee shall have the right and option to disannex, dismantle and remove the Coker Complex from the Coker Complex Site (in which event such items shall again become the personal property of Lessee and shall no longer be fixtures to real property), provided (i) Lessee is not then
                                               --------
in default under the terms and provisions of this Coker Complex Ground Lease, and (ii) Lessee provides Lessor written notice of its intention to remove the Coker Complex from the Coker Complex Site at least sixty (60) days prior to the scheduled expiration date of the Coker Complex Ground Lease Term (or any Coker Complex Renewal Term, if applicable), (iii) Lessee commences such removal within sixty (60) days following the end of the Coker Complex Ground Lease Term, and thereafter diligently and continuously pursues such removal to completion within a reasonable period of time, and (iv) Lessee repairs any and all damage to the Coker Complex Site caused by such removal and restores the Coker Complex Site as nearly as practicable to the condition in which such site existed prior to construction of the Coker Complex. All terms and provisions of this Coker Complex Ground Lease (except for the obligation of Lessee to pay rent) shall continue in full force and effect for the period of Lessee's occupancy of the Coker Complex Site for such removal. In the event Lessee elects not to or fails to remove the Coker Complex as hereinabove provided, then the Coker Complex shall become and be the property of Lessor, without compensation to Lessee and, upon request of Lessor, Lessee promptly shall execute and deliver to Lessor a recordable special warranty deed (deed to improvements on leasehold) conveying the improvements installed or constructed on the Coker Complex Site by Lessee to Lessor.


                                  ARTICLE XVIII
                           POSSESSION UPON TERMINATION

     The Lessee covenants and agrees that at the end of the Coker Complex Ground Lease Term it will peaceably and quietly yield up and surrender possession of the Coker Complex Site and any property thereon to the Lessor (subject to the provisions of Article XVII hereof.


                                   ARTICLE XIX
                                    INDEMNITY

     SECTION 19.1 Lessee Indemnity. During the Coker Complex Ground Lease Term,
                  ----------------
the Lessee assumes liability for, and agrees to protect, defend, indemnify, save and hold harmless and keep whole the Lessor from and against any and all liabilities (including without limitation liabilities arising out of the doctrine of strict liability), obligations, losses, claims, actions, suits, causes of action, judgments, damages, penalties, costs, disbursements and expenses (including without limitation counsel fees), whether founded or unfounded, of whatsoever kind or nature, imposed on, incurred by or asserted against the Lessor or any other Person, relating to or arising from (i) the conduct, operation or management of, or any work, act or omission whatsoever done in or on the Coker Complex, the Coker Complex Site or the Easements, (ii) any breach or default on the part of the Lessee in the performance of any covenant or obligation on the part of the Lessee to be performed pursuant to the terms of this Coker Complex Ground Lease, (iii) any tortious act or negligence of the Lessee or any of the Lessee's agents, contractors, servants, employees, invitees, licensees or guests with respect to the Coker Complex, the Coker Complex Site or the Easements or any other property of the Lessee on the Coker Complex Site, or (iv) any accident, injury or damage whatsoever caused to any person or property in or on the Coker Complex, the Coker Complex Site or the Easements or any other property of the Lessee on the Coker Complex Site; provided, however, that the Lessee shall not be required to indemnify the Lessor for any liability arising out of acts or events occurring after the end of the Coker Complex Ground Lease Term, and provided further, however, that the Lessee shall not be required to indemnify the Lessor for any liability arising out of any work, act or omission whatsoever done by the Lessor at any time (whether pursuant to the Services and Supply Agreement or otherwise).

     SECTION 19.2 Lessor Indemnity. During the Coker Complex Ground Lease Term,
                  ----------------
the Lessor assumes liability for, and agrees to protect, defend, indemnify, save and hold harmless and keep whole the Lessee from and against any and all liabilities (including without limitation liabilities arising out of the doctrine of strict liability), obligations, losses, claims, actions, suits, causes of action, judgments, damages, penalties, costs, disbursements and expenses (including without limitation counsel fees), whether founded or unfounded, of whatsoever kind or nature, imposed on, incurred by or asserted against the Lessee or any other Person, relating to or arising from (i) the conduct, operation or management of, or any work, act or omission whatsoever done in or on the Clark Refinery Property, other than in or on the Coker Complex Site, (ii) any breach or default on the part of the Lessor in the performance of any covenant or obligation on the part of the Lessor to be performed pursuant to the terms of this Coker Complex Ground Lease, (iii) any tortious act or negligence of the Lessor or any of the Lessor's agents, contractors, servants, employees, invitees, licensees or guests with respect to the Clark Refinery Property, (iv) any accident, injury or damage whatsoever caused to any person or property in or on the Clark Refinery Property, other than the Coker Complex Site (subject to the following subclause (v)), or (v) any liability arising out of any work, act or omission whatsoever done by Lessor at any time (whether pursuant to the Services and Supply Agreement or otherwise); provided, however, that the Lessor shall not be required to indemnify the Lessee for any liability arising out of acts or events occurring after the end of the Coker Complex Ground Lease Term.


                                   ARTICLE XX
                                      TERM

     SECTION 20.1 Coker Complex Ground Lease Term. The term of this Coker
                  -------------------------------
Complex Leasehold (the "Coker Complex Ground Lease Term") shall commence on the
                        -------------------------------
date hereof and, unless this Coker Complex Ground Lease is sooner terminated pursuant to the provisions hereof, the Coker Complex Ground Lease Term shall end on the last day of the Coker Complex Initial Term or, if this Coker Complex Ground Lease is renewed pursuant to Section 20.2 hereof, on the last day of the last Coker Complex Renewal Term. At the expiration of the Coker Complex Ground Lease Term all Easements and Auxiliary Rights granted and conveyed herein shall wholly terminate and revert to the Lessor.

             SECTION 20.2 Renewal Term. If this Coker Complex Ground Lease shall
                          ------------
not have been earlier terminated, Lessee shall be entitled, at its option upon irrevocable written notice to Lessor given at least twelve months prior to the end of the then-current Coker Complex Ground Lease Term, at the end of the Coker Complex Initial Term and each Coker Complex Renewal Term, to renew this Lease for up to five (5) additional terms of five years each (each, an "Coker Complex Renewal Term"). All of the provisions of this Lease shall be applicable during each Coker Complex Renewal Term, except that rent shall be determined in accordance with Section 13.2 hereof. If Lessee gives written notice to Lessor as aforesaid exercising its option for a Coker Complex Renewal Term, then Lessor and Lessee shall immediately begin the determination of Fair Market Rental Value for such Coker Complex Renewal Term, as provided in Section 13.2. Rent during each Coker Complex Renewal Term shall be payable quarterly in arrears.


                                   ARTICLE XXI
                                 MINERAL RIGHTS

     Lessor hereby reserves all of the oil, gas and other minerals in and under the Coker Complex Leasehold and that may be produced therefrom (including the right to receive royalties under existing leases), waiving hereby, for the term of the Coker Complex Leasehold and any extensions thereof, all its rights to use the surface of the land included in the Coker Complex Leasehold for the purpose of exploring for or producing the said oil, gas and other minerals.


                                  ARTICLE XXII
                                  MISCELLANEOUS

             SECTION 22.1 Assignment as Security for Lessee's Obligations. To
                          -----------------------------------------------
secure the indebtedness evidenced by the Senior Debt, the Lessee will assign, mortgage and convey pursuant to a deed of trust to the Collateral Trustee its right, title and interest hereunder and in and to this Coker Complex Ground Lease and the Coker Complex Leasehold, Easements and Auxiliary Rights pursuant to the terms of the Financing Documents. The Lessor hereby consents to (i) such assignment and mortgage and (ii) any further assignment or mortgage by (x) the Collateral Trustee, any successors and assigns of the Collateral Trustee, including, without limitation, any purchaser of the Coker Complex Leasehold at a trustee's sale, foreclosure sale, deed in lieu of foreclosure or other transfer in connection with the Indenture or (y) any successor or assign of any purchaser described in the preceding clause (x). Lessor agrees, in connection with any such assignment under this Section 22.1, to enter into the consent and assignment agreement substantially in the form of Exhibit F, provided that such consent and assignment agreement in no way alters or amends the respective rights and obligation and Lessee as set out in this Coker Complex Ground Lease. In the event of a termination of this Coker Complex Ground Lease pursuant to
Section 365 of the Bankruptcy Reform Act of 1984, as amended, or any other present or future law permitting the termination of this Coker Complex Ground Lease, Lessor hereby agrees to enter into a new lease, on the same terms as this Coker Complex Ground Lease, with the Collateral Trustee or any other mortgagee of the Coker Complex Leasehold or any designee of any thereof, provided that the Collateral Trustee, such other mortgagee or such designee requests such a new lease within 60 days after receipt of notice from Lessor that such termination has occurred.

             SECTION 22.2 Memorandum of Lease. Concurrently with the execution
                          -------------------
and delivery of this Coker Complex Ground Lease, Lessor and Lessee have executed a Memorandum of this Coker Complex Ground Lease in the form of Exhibit G hereto, which promptly shall be recorded in the Official Public Records of Real Property of Jefferson County, Texas, by Lessee at its expense. Upon expiration or termination of this Lease, the parties shall execute and deliver, and Lessee shall record at its expense, a memorandum of expiration or termination of this Coker Ground Lease. Such obligation shall survive the expiration or termination of this Coker Ground Lease and shall be specifically enforceable.

             SECTION 22.3 Relationship of the Parties. The only relationship
                          ---------------------------
between Lessor and Lessee established and evidenced by this Coker Complex Ground Lease is the relationship of landlord and tenant, and the only estates intended to be conveyed to Lessee or otherwise evidenced hereby are the leasehold estate of Lessee in and with respect to the Coker Complex Site, the appurtenant easement estates and right of use (license in real property) as herein expressly provided; and Lessee=s fee ownership of the improvements on and to the leasehold estate for the Coker Complex Ground Lease Term (subject to Lessor=s reversionary right with respect to such improvements). This Coker Complex Ground Lease is not intended to grant, transfer, assign, convey or evidence any other estate in or to Lessee, including (without limitation) any fee simple estate, determinable fee estate, nor fee estate for years in or to the Coker Complex Site.

             SECTION 22.4 Time is of the Essence. Time is of the essence of this
                          ----------------------
Coker Complex Ground Lease.

             SECTION 22.5 Notices. Any notice, request, consent, waiver or other
                          -------
communication required or permitted hereunder shall be effective only if it is in writing and personally delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

     If to Lessor:

           Clark Refining & Marketing, Inc.
           8182 Maryland Avenue
           St. Louis, Missouri 63105
           Attention:  Richard A. Keffer

                                                                              16
     If to Lessee:

           Port Arthur Coker Company L.P.
           Port Arthur Refinery
           1801 S. Gulfway Drive
           Office Number 36
           Port Arthur, Texas 77640
           Attention:  K.W. Isom

           (or if sent by U.S. Mail:

           Port Arthur Coker Company L.P.
           P.O. Box 908
           Port Arthur, Texas 77641-0908
           Attention:  K.W. Isom)

     Any such notice, request, consent, waiver or other communication required or permitted hereunder, whether to Lessor or Lessee, shall also be personally delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, to the Collateral Trustee on behalf of the Financing Parties, addressed as follows:

                  Bankers Trust Company
                  Corporate Trust & Agency Services
                  Four Albany Street, 4th Floor
                  New York, New York 10006
                  Attention: James McDonough


             SECTION 22.6 Severability. Any provision of this Coker Complex
                          ------------
Ground Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

             SECTION 22.7 Amendment. Neither this Coker Complex Ground Lease nor
                          ---------
any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought and, unless and until the Lessor shall have received written notice from the Collateral Trustee that the Liens securing the Senior Debt have been released, the Collateral Trustee.

             SECTION 22.8 Headings, etc. Captions and headings in this Coker
                          -------------
Complex Ground Lease are for reference only and do not constitute a part of the substance of this Coker Complex Ground Lease.

             SECTION 22.9 Counterparts. This Coker Complex Ground Lease may be
                          ------------
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of this Coker Complex Ground Lease by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

             SECTION 22.10 GOVERNING LAW. THIS COKER COMPLEX GROUND LEASE HAS
                           -------------
BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

             SECTION 22.11 WAIVER OF JURY TRIAL. THE LESSOR AND LESSEE HEREBY
                           --------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS COKER COMPLEX GROUND LEASE OR ANY OTHER PROJECT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.


                                  ARTICLE XXIII
                                    NO MERGER

     SECTION 23.1 No Merger. So long as the Senior Debt is outstanding, unless
                  ---------
the Collateral Trustee shall otherwise expressly consent in writing, the fee title to each of the Coker Complex Site shall remain separate and distinct from and shall not be merged into the leasehold estate demised to the Lessee hereby.

                  IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Coker Complex Ground Lease to be duly executed and delivered as of the day and year first above written.

                                     PORT ARTHUR COKER COMPANY L.P.

                                     By:  SABINE RIVER HOLDING CORP.,
                                          General Partner

                                          By:     /s/ Maura J. Clark
                                                --------------------------------
                                          Title:  Executive Vice President and
                                                   Chief Financial Officer


                                     CLARK REFINING & MARKETING, INC.


                                     By:  /s/ Maura J. Clark
                                         ---------------------------------------
                                          Title:  Executive Vice President and
                                                   Chief Financial Officer

                                                APPENDIX A - DEFINITIONS TO THE:
                                                   Services and Supply Agreement
                                                      Product Purchase Agreement
                                                      Coker Complex Ground Lease
                                                  Ancillary Equipment Site Lease
                                               Transfer and Assignment Agreement


     General Provisions
     ------------------

     The following terms shall have the following meanings for all purposes of the Services and Supply Agreement, the Product Purchase Agreement, Coker Complex Ground Lease, the Ancillary Equipment Site Lease and the Transfer and Assignment Agreement, each referred to below, unless otherwise defined in such agreements or the context thereof shall otherwise require, and such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Appendix A and the provisions of the main body of any of the above agreements, the provisions of the main body of such agreement shall control the construction of such agreement.

     Unless the context otherwise requires, references to (i) agreements shall include sections, schedules, exhibits and appendices thereto and shall be deemed to mean and include such agreement (and sections, schedules, exhibits and appendices) as the same may be amended, supplemented and otherwise modified from time to time, (ii) parties to agreements or government agencies shall be deemed to include the permitted successors and assigns of such parties and the successors and assigns of such agencies and (iii) laws or regulations shall be deemed to mean such laws or regulations as the same may be amended from time to time and any superseding laws or regulations covering the same subject matter.

     "Actual Coker Capacity" means with respect to the Coker, its capacity, from
      ---------------------
time to time, to process feedstreams.

     "Actual Crude Capacity" means with respect to the Ancillary Equipment, its
      ---------------------
capacity, from time to time, to process crude oil.

     "Actual Hydrocracker Capacity" means with respect to the Hydrocracker, its
      ----------------------------
capacity, from time to time, to process gas oil.

     "Adjacent Refinery Property" means the land described on Exhibit B to the
      --------------------------
Coker Complex Ground Lease and also on Exhibit C to the Ancillary Equipment Site Lease.

     "Amine Treating Unit" means the amine treating unit to be constructed at
      -------------------
the Refinery and designated ATU 7841.

     "Ancillary Equipment" means, collectively, the Crude Unit and the other
      -------------------
processing units described on Exhibit B to the Ancillary Equipment Site Lease.

     "Ancillary Equipment Easement" has the meaning given such term in Section
      ----------------------------
2.2 of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Operating Fee" has the meaning given such term in
      ---------------------------------
Section 13.2(b) of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Site" has the meaning given such term in Section 2.1
      ------------------------
of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Site Initial Term" means the period commencing on the
      -------------------------------------
August 19, 1999 and ending on August 19, 2029.

     "Ancillary Equipment Site Lease" means the Ancillary Equipment Site Lease
      ------------------------------
and Easement Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company.

     "Ancillary Equipment Site Leasehold" has the meaning given such term in
      ----------------------------------
Section 2.1 of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Site Lease Term" has the meaning given such term in
      -----------------------------------
Article XX of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Site Renewal Term" means each period following the end
      -------------------------------------
of the Ancillary Equipment Initial Term with respect to which Lessee has the option to renew the Ancillary Equipment Site Lease pursuant to Article XX of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Upgrade Contract" means the Reimbursable Contract for
      ------------------------------------
Engineering, Procurement and Construction, dated as of March 24, 1998, between Clark R&M and the Contractor, as amended by Amendment No. One, dated as of August 19, 1999, as further amended, supplemented or otherwise modified from time to time.

     "Annual Budget and Operating Plan" means, for any Operating Year, the
      --------------------------------
budget and operating plan in effect pursuant to Section 6 of the Services and Supply Agreement.

     "Applicable Law" means, collectively, (i) all Permits and (ii) all laws,
      --------------
treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body applicable from time to time to the Refinery, the operation or maintenance of the Refinery, or the performance of any obligations under the Clark R&M Agreements, any other Project Document or any other agreement entered into in connection therewith.

     "Appraisal Procedure" with respect to any renewal option of any lease,
      -------------------
means a procedure whereby two independent Qualified Appraisers, one appointed by the lessor and one by the lessee, shall agree upon the value, period, amount or determination then the subject of an appraisal, as follows: If either the lessor or the lessee shall determine that a value, period or amount of determination to be determined under such lease or any related document cannot timely be established by agreement, such party shall appoint its Qualified Appraiser and give notice thereof to the other party, which shall appoint its Qualified Appraiser within 10 days thereafter. If such other party does not appoint its Qualified Appraiser within such ten day period, the determination of the first Qualified Appraiser made within 20 days thereafter shall be conclusive and binding on the lessor and the lessee. If within 20 days after appointment of the second of the two Qualified Appraisers, such Qualified Appraisers are unable to agree upon the value, period, amount or determination in question, they jointly shall appoint a third Qualified Appraiser within 10 days thereafter, or, if they do not do so, either the lessor or the lessee may request the American Arbitration Association office in Houston, Texas (or if no such office exists at such time, the American Arbitration Association office in New York, New York), or any organization successor thereto, to appoint the third Qualified Appraiser from a panel of arbitrators knowledgeable on the subject of refinery land and asset valuations in the Texas Gulf Coast area. The decision of the third Qualified Appraiser shall be given within 20 days after his appointment. If three Qualified Appraisers shall be so appointed, the average of all three determinations shall be conclusive and binding on the lessor and the lessee unless the determination of one Qualified Appraiser is disparate from the middle determination by more than twice the amount by which the third determination is disparate from the middle determination, in which case the determination of the most disparate Qualified Appraiser shall be excluded and the average of the remaining two determinations shall be conclusive and binding on the lessor and the lessee. The obligation to pay the fees and expenses of Qualified Appraisers incurred in connection with any Appraisal Procedure shall be divided equally between the lessor and the lessee.

     "Auxiliary Facilities" has the meaning given such term in Article VI of the
      --------------------
Coker Complex Ground Lease.

     "Auxiliary Rights" has the meaning given such term in Article VI of the
      ----------------
Coker Complex Ground Lease.

     "Available Coker Company Maya" means, for any day, the sum of (a) the
      ----------------------------
Contract Quantity for such day, plus (b) the extent, if any, that the Available Coker Company Maya for the preceding day exceeds the Actual Crude Capacity for such preceding day.

     "Available Coker Company VTBs" means, for any day, the sum of (a) the Coker
      ----------------------------
Company VTBs produced by the Crude Unit on such day, plus (b) the extent, if any that Available Coker Company VTBs for the preceding day exceeds Actual Coker Capacity for such preceding day.

     "Base Case Financial Model" shall mean the financial model described on
      -------------------------
Exhibit A to the Services and Supply Agreement.

     "BPD" has the meaning given such term in the Long-Term Oil Supply
      ---
Agreement.

     "Business Day" means any day other than Saturday, Sunday or a legal holiday
      ------------
in the United States of America.

     "Clark Equipment" means all Clark Refinery Property other than the
      ---------------
Ancillary Equipment.

     "Clark Hydrogen Supply Contract" means the Product Supply Agreement, dated as of August 1, 1999, between Clark R&M and Air Products, Inc.

     "Clark Maya" means Maya Crude Oil purchased by Clark R&M.

     "Clark Processing Fee" means, for any monthly period, the total fees due the Coker Company from Clark R&M for processing services provided pursuant to Sections 3.5, 4.2 and 4.3.

     "Clark R&M" means Clark Refining & Marketing, Inc., a Delaware corporation.

     "Clark R&M Agreements" means, collectively, (i) the Services and Supply Agreement, (ii) the Product Purchase Agreement, (ii) the Coker Complex Ground Lease and (iv) the Ancillary Equipment Site Lease.

     "Clark Refinery Property" means all real and personal property owned by Clark R&M and located at the Refinery.

     "Coker" means the delayed coker to be constructed at the Refinery and designated DCU 843.

     "Coker Company" means Port Arthur Coker Company L.P., a Delaware limited partnership.

     "Coker Company Crude Oil Volume" means, on any day, the volume, stated in BPD, of Coker Company-owned crude oil processed through the Crude Unit.

     "Coker Company Maya" means Maya Crude Oil purchased by the Coker Company.

     "Coker Complex" means, collectively, the Coker, the Hydrocracker, the Sulfur Plant, the Sour Water Stripper, the Amine Treating Unit and the Coker Complex Offsites.

     "Coker Complex Design Capacity" means with respect to the Coker Complex, its nameplate capacity, stated in BPD, to process feedstocks.

     "Coker Complex Ground Lease" means the Coker Complex Ground Lease and Blanket Easement Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company.

     "Coker Complex Ground Lease Term" has the meaning given such term in
Article XX of the Coker Complex Ground Lease.

     "Coker Complex Initial Term" means the period commencing on August 19, 1999 and ending on August 19, 2029.

     "Coker Complex Leasehold" has the meaning given such term in Section 2.1 of the Coker Complex Ground Lease.

     "Coker Complex Offsites" means, collectively, (a) the control room, flare, cooling tower, sulfur loading facilities and power station no. 6 that are being constructed pursuant to the EPC Contract and (b) the coker feed tank nos. 108 and 109 that are being modified pursuant to the EPC Contract.

     "Coker Complex Renewal Term" means each period following the end of the Initial Term with respect to which Lessee has the option to renew the Coker Complex Ground Lease pursuant to Article XX of the Coker Complex Ground Lease.

     "Coker Complex Site" has the meaning give such term in Section 2.1(a) of the Coker Complex Ground Lease.

     "Coker Design Capacity" means with respect to the Coker, its nameplate capacity, stated in BPD, to process feedstocks.

     "Collateral Trustee" means the collateral trustee granted a security interest, on behalf of the Financing Parties, in the Senior Debt pursuant to the Financing Documents and any successor collateral trustee thereunder.

     "Common Security Agreement" means the Common Security Agreement, dated as of August 19, 1999, among the Coker Company, the Funding Company, Sabine, Neches, Bankers Trust Company, as Collateral Trustee and Depositary Bank, Deutsche Bank AG, New York Branch, as Administrative Agent, Winterthur International Insurance Company Limited, as Oil Payment Insurers Administrative Agent and HSBC Bank USA, as Capital Markets Trustee,

     "Contract Quantity" means (a) for any day when the Long-Term Oil Supply Agreement is in effect and PMI has not reduced the volume of Maya available to the Coker Company pursuant thereto, the "Contract Quantity" in effect on such day pursuant to the Long-Term Oil Supply Agreement or such lesser amount of Maya Crude Oil as may be purchased thereunder pursuant to Section 8.2 of the Long-Term Oil Supply Agreement, and (b) for any other day, the amount of Maya Crude Oil sufficient to operate the Coker at eighty percent of Actual Coker Capacity.

     "Contractor" means Foster Wheeler USA Corporation, a Delaware corporation.

     "Crude Design Capacity" means with respect to the Ancillary Equipment, its nameplate capacity, stated in BPD, to process heavy crude oil.

     "Crude Unit" means the crude unit and vacuum tower located at the Refinery and collectively designated AVU-146.

     "CRU 1344 Hydrotreater" means the naphtha hydrotreater located at the Refinery and designated CRU 1344.

     "Easements" has the meaning given such term in Section 2.2 of the Coker Complex Ground Lease.

     "EPC Contract" means the Contract for Engineering, Procurement and Construction Services, dated as of July 12, 1999, between the Coker Company and the Contractor, as amended, supplemented or otherwise modified from time to time.

     "Event of Force Majeure" means any event or circumstance if (i) such event or circumstance is beyond the reasonable control of the affected party and (ii) such event or circumstance is not the direct or indirect result of a party=s negligence or the failure of such party to perform any of its obligations under the applicable Clark R&M Agreement, including, without limitation:

     1. any interruption or cessation in delivery of Coker Company Maya to the Refinery, whether or not due to an event of force majeure under the Long-Term Oil Supply Agreement;

     2. acts of God, epidemic, earthquake, landslide, lightning, fire, explosion, accident, tornado, drought, blight, famine, flood, hurricane, or other extraordinary weather conditions more severe than those experienced at any time in the last thirty (30) years for the geographic area of the Refinery;

     3. acts of a public enemy, war (declared or undeclared), blockade, insurrection, riot or civil disturbance, sabotage, quarantine, or any exercise of the power of eminent domain, police power, condemnation or other taking by or on behalf of any public, quasi-public or private entity;

     4. laws, rules, regulations, orders, judgments or other acts of any foreign, federal, state or local court, administrative agency, governmental body or authority;

     5. strikes, boycotts or lockouts, except any such strike, boycott or lockout that is not national or industry-wide that involves the employees of Clark R&M; and

     6. a partial or entire interruption or other failure of (a) the supply of electricity, water, wastewater treatment, steam, hydrogen or other utilities to the Refinery or any part thereof, or (b) pipeline service, ship or barge service, dock access or usage or other transportation facilities.

     "Excess Coker Capacity" means, for any day, the extent that Actual Coker Capacity for such day exceeds the capacity necessary for the Coker to process the Available Coker Company VTBs for such day.

     "Excess Coker Capacity Option" has the meaning given such term in Section 4.2(a) of the Services and Supply Agreement.

     "Excess Crude Capacity" means, for any day, the extent that Actual Crude Capacity for such day exceeds the capacity necessary for the Ancillary Equipment to process the Available Coker Company Maya for such day and the light crude oil necessary to process such Available Coker Company Maya.

     "Excess Crude Capacity Option" has the meaning given such term in Section 3.5(b) of the Services and Supply Agreement.

     "Excess Hydrocracker Capacity" means, for any day, the extent that Actual Hydrocracker Capacity for such day exceeds the capacity necessary for the Hydrocracker to process Coker Company VGO produced by the Coker on such day.

     "Excess Hydrocracker Capacity Option" has the meaning given such term in
Section 4.3(a) of the Services and Supply Agreement.

     "Fair Market Rental Value" shall mean, with respect to any land and/or equipment to be leased pursuant to a lease, the value, which shall not in any event be less than zero, that would be obtained in an arm's length transaction for cash between an informed and willing lessee and an informed and willing lessor, neither of whom is under any compulsion to lease, for the use of such land and/or equipment for a given period, without regard, in the case of land,
(i) to the value of any equipment or improvements that are not included in such lease but which are located on such land, (ii) to the value of any reversionary interest of the lessor in any equipment or improvements located on such land, whether or not included in such lease, or (iii) to the highest and best use of such land.

     "Final Completion" has the meaning given such term in the EPC Contract.

     "Financial Close" means the date when the initial funding of the Senior Debt has occurred.

     "Financing Documents" has the meaning given such term in the Common Security Agreement.

     "Financing Parties" means any lender or note purchaser that may at any time be party to the Financing Documents and any trustee or agent acting on their behalf.

     "Funding Company" means Port Arthur Finance Corp., a Delaware corporation.

     "GFU 241" means the distillate hydrotreater located at the Refinery and designated GFU 241.

     "GFU 242" means the distillate hydrotreater located at the Refinery and designated GFU 242.

     "GFU 243" means the distillate hydrotreater located at the Refinery and designated GFU 243.

     "Guaranteed Values" has the meaning given such term in the EPC Contract.

     "Heavy Oil Processing Facility" means, collectively, the Coker Complex and the Ancillary Equipment.

     "Hydrocracker" or "HCU 942" means the hydrocracker to be constructed at the Refinery and designated HCU 942.

     "Hydrogen" means hydrogen purchased by the Coker Company pursuant to the Hydrogen Supply Agreement.

     "Hydrogen Supply Agreement" means the Supply Agreement, dated as of August 1, 1999, between the Coker Company and Air Products, Inc.

     "Independent Engineer" means Purvin & Gertz, Inc., or successor thereto appointed pursuant to the Financing Documents.

     "Inflation Factor" shall mean, for any month, (a) the most current Producer Price Index published by the U.S. Department of Labor, Bureau of Statistics, divided by, (b) the Producer Price Index on August 19, 1999.

     "Labor Costs" shall mean, with respect to any service provided by Clark R&M, all reasonable direct labor costs of Clark R&M in performing such service including wages, salaries, overtime charges, reasonable and customary bonuses, payroll insurance and taxes and holidays, vacations, group medical, dental and life insurance and other employee benefits.

     "LCO" means light cycle oil.

     "Lessor Ancillary Equipment Upgrade" shall have the meaning given such term in Section 6.1 of the Ancillary Equipment Site Lease.

     "Lien" any mortgage, security interest, pledge, hypothecation, encumbrance or lien (statutory or other) of any kind or nature whatsoever.

     "Long-Term Oil Supply Agreement" means the Maya Crude Oil Sale Agreement, dated as of March 10, 1998, between PMI and Clark R&M, as amended by the First Amendment and Supplement to the Maya Crude Oil Sales Agreement, dated as of August 19, 1999, and as assigned by Clark R&M to the Coker Company pursuant to the Long-Term Oil Supply Agreement Assignment.

     "Long-Term Oil Supply Agreement Assignment" means the Assignment of the Long-Term Oil Supply Agreement, dated as of August 19, 1999, by Clark R&M to the Coker Company.

     "Maya Crude Oil" means Mexican crude oil of the "Maya" type, as more particularly described in the Long-Term Oil Supply Agreement and, to the extent necessary, such alternative crude oil(s) and/or other feedstock(s) that may be used to produce the Required Product Mix.

     "Neches" mean Neches River Holding Corp., a Delaware corporation.

     "Operating Year" means (i) the period beginning on the Start-up Date and ending on the last day of the calendar year in which the Start-up Date occurs and (ii) each calendar year thereafter. All annual amounts set forth in the Clark R&M Agreements shall be adjusted pro rata for the first Operating Year.

     "Performance Test Standards" has the meaning given such term in the EPC Contract.

     "Permit" means any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order of or from any federal, state, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the Refinery, the Coker Complex or the Ancillary Equipment or the performance of any obligation under any Clark R&M Agreement, any Project Document or any other agreement in connection therewith.

     "Permitted Liens" means (i) the respective rights and interests created by or under the Financing Documents and the Project Documents, (ii) Liens for Taxes that either are not delinquent or are being contested in good faith and by appropriate proceedings diligently conducted, so long as such proceedings do not
(a) involve a substantial risk of foreclosure, forfeiture, loss or sale of any portion of the Clark Refinery Property subject to the Ancillary Equipment Site Lease or the Coker Complex Ground Lease or interest therein, (b) interfere with the use, possession or disposition of any Clark Refinery Property subject to the Ancillary Equipment Site Lease or the Coker Complex Ground Lease or interest therein or (c) interfere with the payment of rent under the Ancillary Equipment Site Lease or the Coker Complex Ground Lease; (iii) materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens arising in the ordinary course of business for amounts that either are not more than 30 days past due or are being contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in clause (ii) above; (iv) Liens of any of the types referred to in clauses (ii) and (iii) above that have been bonded for the full amount in dispute (or as to which other security arrangements reasonably satisfactory to the Collateral Trustee have been made); (v) Liens securing judgments, decrees or orders of any court (i) that are not currently dischargeable or (ii) that have been discharged or stayed or appealed within thirty (30) days after the date of such judgment, decree or order (in the case of a stay or appeal, during the period of such stay or appeal); (vi) other Liens that would not impair (x) the ability of the Coker Company or its successors, assigns or subtenants to operate the Coker Complex in accordance with the Base Case Financial Model or (y) any of the security interests granted, or to be granted, by the Coker Company to the Financing Parties pursuant to the Financing Documents, (vii) with respect to the Ancillary Equipment Site Lease, the Liens listed on Schedule I thereto; and (viii) with respect to the Coker Complex Ground Lease, the Liens listed on Schedule I thereto.

     "Permitted Reimbursable Expenses" shall mean, with respect to any service provided by Clark R&M, any reasonable expense or expenditure incurred in performance of such service including, without limitation, (i) Labor Costs, (ii) purchases of spare parts, tools, equipment, consumables, materials and other supplies necessary for performance of such service and (iii) direct cost of subcontract labor or services needed to perform such service.

     "Person" an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "PMI" means P.M.I. Comercio Internacional, S.A. de C.V., a corporation organized under the laws of Mexico.

     "Product Purchase Agreement" means the Product Purchase Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

     "Products" means each product described under the heading "Product" on Exhibits A-1 through A-42 to the Product Purchase Agreement.

     "Project Documents" means, collectively, the Services and Supply Agreement, the Product Purchase Agreement, the Long-Term Oil Supply Agreement, the EPC Contract, the Coker Complex Ground Lease, the Ancillary Equipment Site Lease and the Hydrogen Supply Agreement.

     "Prudent Industry Practice" means those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used in refinery facilities in the United States of a type and size similar to the Refinery.

     "Qualified Appraiser" means an appraisal firm with a national reputation and experience in appraising facilities of a nature and type similar to the Refinery.

     "Reconciliation Statement" has the meaning given such term in Section
      ------------------------
7.2(a) of the Services and Supply Agreement.

     "Refinery" means, collectively, the existing oil refinery owned by Clark
      --------
R&M located in Port Arthur, Texas, the Ancillary Equipment and the Coker
Complex.

     "Regulated Utilities" has the meaning given such term in Section 5.5(f) of
      -------------------
the Services and Supply Agreement.

     "Required Product Mix" means, from time to time, the quantity and quality
      --------------------
specifications of products to be produced by the Heavy Oil Processing Facility pursuant to Section 2.2 of the Product Purchase Agreement.

     "Sabine" means Sabine River Holding Corp., a Delaware corporation.
      ------

     "Senior Debt" has the meaning given such term in the Common Security
      -----------
Agreement.

     "Senior Debt Obligations" means the obligations to pay principal and
      -----------------------
interest on the disbursed Senior Debt, and all commissions, fees, indemnitees, prepayment premiums and other amounts payable to the senior lenders under the Financing Documents.

     "Services" has the meaning set forth in Section 2.1 of the Services and
      --------
Supply Agreement.

     "Services and Supply Agreement" means the Services and Supply Agreement,
      -----------------------------
dated as of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

     "Sour Water Stripper" means the sour water stripper to be constructed at
      -------------------
the Refinery and designated SWS-8747.

     "Standards" means, in addition to any other standards set forth in the EPC
      ---------
Contract, the technical requirements of the Project Documents, generally accepted standards of professional care, skill, diligence and competence applicable to engineering and construction and project management practices, good refinery and petrochemical industry practices for oil refineries of similar size, type and design to the Refinery, manufacturer's specifications and warranty requirements and all Applicable Laws.

     "Start-up Date" means the date on which hydrocarbons are first introduced
      -------------
into the Coker Complex for the processing of test runs under the EPC Contract.

     "Start-up Period" means the period from the Start-up Date until Final
      ---------------
Completion.

     "Sulfur Plant" means the sulfur plant to be constructed at the Refinery and
      ------------
designated SRU 545.

     "Supplies" has the meaning set forth in Section 2.1 of the Services and
      --------
Supply Agreement.

     "Tax" means, with respect to any site or parcel of land and the
      ---
improvements thereon, all real estate taxes and assessments, including substitutes therefor or supplements thereto, assessed upon, levied against or imposed on such land and improvements located thereon which accrue and are due and payable during the term of the Coker Complex Ground Lease. Notwithstanding anything to the contrary contained herein, the term "Taxes" shall not include any franchise, income, corporation, inheritance, succession, gift, estate, realty transfer, capital or other tax which may be charged or assessed against Lessor or any income, excess profit or revenue tax or any other tax which may be assessed against or become a lien upon the Coker Complex Site or the rent accruing therefrom.

     "Total Crude Oil Volume" means, for any day, the total daily volume, stated
      ----------------------
in BPD, of crude oil processed by the Crude Unit.

     "Transfer and Assignment Agreement" means the Transfer and Assignment
      ---------------------------------
Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

     "VGO" means vacuum gas oil.
      ---

     "VTBs" means vacuum tower bottoms.
      ---

     "Warranties" means the requirements of all warranties and guarantees
      ----------
applicable to equipment and structures constituting the Coker Complex or the Ancillary Equipment provided by the Contractor, subcontractors, vendors, suppliers or others.

                                                                       Exhibit A
                                                      Coker Complex Ground Lease

                         COKER COMPLEX SITE DESCRIPTION*

46.2189 acres of land (being a 47.7267-acre tract less and except a 1.5078-acre tract) out of the B.C. Arthur Survey, Abstract No. 61, Jefferson County, Texas, and being all of Lots 1-4 of H.O.U.P. SUBDIVISION, a Subdivision of Jefferson County, Texas, according to the map or plat thereof recorded in Volume 16, Page 169, of the Map Records of Jefferson County, Texas, and being also described by metes and bounds on Pages 2 through 7 of this Exhibit A.





                                   Page 1 of 7

-----------------------

* Seven pages of metes and bounds descriptions accompanying this Exhibit have been omitted from the filing of this registration statement and shall be made available to the Commission upon request.

                                                                       Exhibit B
                                                      Coker Complex Ground Lease

                    ADJACENT REFINERY PROPERTY DESCRIPTION**



The Adjacent Refinery property is composed of eleven (11) Tracts of land described by metes and bounds on Pages 2 through 30 of the Exhibit B; LESS AND
                                                                      --------
EXCEPT the parcels of land (Parcels "A," "B," "C," "D," "E," "F," "G," "H,"
------
"12," "13", "0", "J-2," "0.519 Acre Tract," "L," "M," and "N1") described by metes and bounds on Pages 31 through 70 of this Exhibit C.






                                  Page 1 of 70

-----------------------

** Sixty nine pages of metes and bounds descriptions accompanying this Exhibit have been omitted from the filing of this registration statement and shall be made available to the Commission upon request.

                                                                       Exhibit C
                                                      Coker Complex Ground Lease


                            DOCK EASEMENT DESCRIPTION

The easement described in Section 2.2(b) of this Coker Complex Ground Lease and Blanket Easement Agreement is a nonexclusive, blanket easement covering the docks (and related piers, pilings and mooring dolphins, if any) and dock facilities owned, operated or otherwise controlled by Lessor that are situated on the Adjacent Refinery Property and/.or on or within the waters of Taylor's Bayou and/or the Port Arthur Turning Basin running along and adjacent to the Adjacent Refinery Property.

                                                                       Exhibit D
                                                      Coker Complex Ground Lease

                             AIR PRODUCTS UTILITIES


24.0  Cooling Water

      Approximately 15,540 gpm of cooling water to the battery limits of Air Products' new hydrogen plant at the Refinery (the "Facility"). The cooling water is expected to typically have the following constituents at 10 cycles of concentration:

-------------------------------------------------------------------------------------------------------------------
     Characteristics                                    Minimum            Normal            Maximum
-------------------------------------------------------------------------------------------------------------------
Feed Water pH                                                                  7.2
-------------------------------------------------------------------------------------------------------------------
Temperature                                 *(F)                               88            93
-------------------------------------------------------------------------------------------------------------------
Calcium Hardness as CaCO3                   ppm                                82
-------------------------------------------------------------------------------------------------------------------
Magnesium Hardness as CaCO3                 ppm                                50
-------------------------------------------------------------------------------------------------------------------
Total Hardness as CaCO3                     *ppm                               115
-------------------------------------------------------------------------------------------------------------------
Sodium as Na                                ppm                                78
-------------------------------------------------------------------------------------------------------------------
Potassium as K                              *mg/L
-------------------------------------------------------------------------------------------------------------------
Iron as Fe                                  ppm                                6.0
-------------------------------------------------------------------------------------------------------------------
Manganese as Mn                             mg/L
-------------------------------------------------------------------------------------------------------------------
Copper as Cu                                ppm                                0.23
-------------------------------------------------------------------------------------------------------------------
Aluminum as Al                              mg/L
-------------------------------------------------------------------------------------------------------------------
Zinc as Zn                                  mg/L
-------------------------------------------------------------------------------------------------------------------
Ammonia and Ammonium Ion as NH3             mg/L
-------------------------------------------------------------------------------------------------------------------
Methyl Orange (M) Alkalinity as CaCO3       ppm                                56
-------------------------------------------------------------------------------------------------------------------
Phenolphthalein (P) Alkalinity as CaCO3     ppm                                0
-------------------------------------------------------------------------------------------------------------------
Chloride as Cl                              ppm                                295
-------------------------------------------------------------------------------------------------------------------
Sulfate as SO4                              mg/L
-------------------------------------------------------------------------------------------------------------------
Nitrate as NO4                              mg/L
-------------------------------------------------------------------------------------------------------------------
Orthophosphate as PO4                       ppm                                32
-------------------------------------------------------------------------------------------------------------------
Total Phosphate as PO4                      mg/L
-------------------------------------------------------------------------------------------------------------------
Silica as SiO2                              ppm                                88
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     Characteristics                                    Minimum            Normal            Maximum
-------------------------------------------------------------------------------------------------------------------
Total Dissolved Solids, TDS                 *mg/L
-------------------------------------------------------------------------------------------------------------------
Total Suspended Solids, TSS                 mg/L                               25
-------------------------------------------------------------------------------------------------------------------
Turbidity as NTU                            *mg/L
-------------------------------------------------------------------------------------------------------------------
Oil and Grease                              mg/L
-------------------------------------------------------------------------------------------------------------------
Specific Conductance at 251C                Fohms                              802
-------------------------------------------------------------------------------------------------------------------
Langelier Index                             *mg/L
-------------------------------------------------------------------------------------------------------------------
Chemical Oxygen Demand, COD                 *mg/L
-------------------------------------------------------------------------------------------------------------------
Total Organic Carbon, TOC                   *mg/L
-------------------------------------------------------------------------------------------------------------------
Free Chlorine Residual as Cl2               mg/L
-------------------------------------------------------------------------------------------------------------------
Total Sulfur as SO4                         ppm                                140
-------------------------------------------------------------------------------------------------------------------
Tolyltriazole                               ppm                                0.4
-------------------------------------------------------------------------------------------------------------------

                                    Min.           Normal            Max.
                                    ----           ------            ----

            Supply Pressure         60 psig        60 psig           80 psig

            Temperature             56(F)           88(F)              93(F)

     The mechanical design pressure and temperature will be 80 psig and 150(F).

25.0 Boiler Feed Water Make-up

     Boiler feed water make-up to the Facility in accordance with the following:

     --------------------------------------------------------------------------
     Boiler Feed Water
     --------------------------------------------------------------------------
     pH                                                                 7.5-10
     --------------------------------------------------------------------------
     Nonvolatile TOC, mg/LC                                    Less than 0.5
     --------------------------------------------------------------------------
     Oily Matter, MG/L                                         Less than 0.5
     --------------------------------------------------------------------------
     Specific Conductance at 251C, Fmhos                       Less than 10
     --------------------------------------------------------------------------
     Alkalinity, ppm                                           Less than 0.15
     --------------------------------------------------------------------------
     Total Sulfur as SO4, ppm                                  Less than 0.5
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
     Boiler Feed Water
     --------------------------------------------------------------------------
     Chloride as Cl, ppm                                       Less than 0.5
     --------------------------------------------------------------------------
     Total Hardness as CaCO\\3\\, ppm                          Less than 0.1
     --------------------------------------------------------------------------
     Total Calcium Hardness as CaCO\\3\\, ppm                  Less than 0.05
     --------------------------------------------------------------------------
     Total Magnesium Hardness as CaCO\\3\\, ppm                Less than 0.05
     --------------------------------------------------------------------------
     Total Copper as Cu, ppm                                   Less than 0.015
     --------------------------------------------------------------------------
     Total Iron as Fe, ppm                                     Less than 0.02
     --------------------------------------------------------------------------
     Sodium as Na, ppm                                         Less than 0.24
     --------------------------------------------------------------------------
     Silica as SiO\\2\\, ppm                                   Less than 0.20
     --------------------------------------------------------------------------


     Conditions at the Facility's Battery Limits:


                            Min.             Normal            Max.
                            ----             ------            ----

Pressure                    54 psig          60 psig           85 psig

Temperature                 56(degrees)F     100(degrees)F     104(degrees)F

Flowrate                    N/A              1,200 gpm         1,350 gpm



26.0 Filtered Water

     Filtered water to the Facility for utility purposes.

     The water quality shall be as shown below:

     Conditions at the Battery Limits of the Air Products; hydrogen plant:


                             Min.              Normal             Max.
                             ----              ------             ----

      Pressure               30 psig           60 psig            85 psig

      Temperature            56(degrees)F      86(degrees)F       104(degrees)F

      Flowrate               N/A               0 gpm              nominal

     The mechanical design pressure and temperature will be 150(degrees)F and 150 psig.

27.0  Firewater

      3000 gpm delivered at 121 psig.
      The mechanical design pressure will be 150 psig.

28.0  Potable Water

      Approximately 280 gpd of potable water to the Facility's battery limit:


                           Min.           Normal            Max.
                           ----           ------            ----

            Pressure       30 psig        60 psig           80 psig

            Temperature    56(degrees)F   86(degrees)F      86(degrees)F

                  The mechanical design temperature and pressure will be 150(degrees)F and 150 psig.


29.0  Nitrogen

      Gaseous nitrogen to the Facility's battery limit for continuous purging and instrument air backup. Nitrogen shall meet 99.9% purity (minimum) and -40(degrees)F dew point. Approximately 65 SCFM will be required for normal continuous purge requirements. Additional nitrogen for startup, shutdown, and emergencies to the extent required beyond the quantities listed below.


                              Min.               Normal           Max.
                              ----               ------           ----

             Flowrate         3900 SCFH          3900 SCFH        8000 SCFH

             Pressure         190 psig           225 psig         600 psig

             Temperature      56(degrees)F       71(degrees)F     100(degrees)F

         The mechanical design temperature and pressure and temperature will be 150(degrees)F and 660 psig.

30.0     Plant Air

         Water saturated, oil-free instrument air at the Facility's battery limits.

                                  Min.           Normal          Max.
                                  ----           ------          ----

           Pressure               80 psig        80 psig         125 psig

           Temperature            56(F)          100(F)          104(F)

           Flowrate               710 SCFM       710 SCFM        1100 SCFM


         The mechanical design temperature and pressure will be 150(F) and 150 psig.

31.0     Wastewater

         Compressor blowdowns, steam blowdowns, gas turbine water wash waste, plant air knock-out drum and storm water runoffs from diked areas will be pumped to the dirty water system at the Refinery. An oil-water separator is not included. Steam blowdowns will be cooled to 100(F) via the blowdown cooler
(E129). The pressure and temperature of the wastewater shall be as follows:

                                   Min.           Normal            Max.
                                   ----           ------            ----

           Pressure                N/A            95 psig           ___ psig

           Temperature             56(F)           71(F)              100(F)

         Stormwater runoff from non-diked areas will be gravity fed to the stormwater system at the Refinery. Trace liquids knocked out of the refinery fuel stream will be directed to the sourwater system at the Refinery. Sanitary wastes will be pumped to the dirty water system at the Refinery.

32.0     Back-up Power Supply

         In the event of a gas turbine generator outage and during Facility startup, supply to the Facility of 13.8 kV, 60Hz, 3 phase power. Maximum voltage drop to be to 13.2kV. Delivery rates shall be:

                Normal                              Max.
                ------                              ----

                8,000 KW                            13,000 KW

33.      Feed and Fuel Streams

         33.1     Natural Gas

         Natural gas will be used as feedstock and trim fuel for the Facility and as fuel for the gas turbine generator. It is understood that the design and performance of the Facility is based on the following:

                  Composition:             94.5 mo1% CH\\4\\

                                           2.4% C\\2\\H\\6\\

                                           0.5% C\\3\\H\\8\\

                                           0.1%i-C\\4\\H\\10\\

                                           0.1%n-C\\4\\H\\10\\

                                           0.5%n-C\\6\\H\\14\\

                                           1.4% CO\\2\\

                                           0.5% N\\2\\

                                           4 ppmv H\\2\\S (max.)

                                           4 ppmv Total Mercaptans (max.)

                                           0 ppmv Olefins and Unsaturates

                                           MW=17.41

                                           HHV=1,039.5 Btu/SCF

                                   Min.              Normal       Max.
                                   ----              ------       ----

                  Pressure         500 psig          525 psig     540 psig

                  Temperature      56(F)             71(F)        86(F)

                  Flowrates        (MMBtu/hr,HHV)    N/A          2208     2750

         The Facility will be capable of operating at reduced hydrogen production rates at a natural gas supply pressure of 450 psig. The mechanical design pressure and temperature will be 600 psig and 150(F).


         33.2  Refinery Fuel

         Refinery fuel to be made available as fuel for the Facility's burners. The refinery fuel composition, temperature and pressure, supplied at Facility's battery limits will vary depending upon the operation of the Refinery with typical composition to be as follows:


                  Composition (typical):

                           Hydrogen                 43.0 mol%

                           Methane                  39.1 mol%

                           Ethane                   6.5 mol%

                           Ethene                   0.9 mol%

                           Propane                  4.7 mol%

                           Propene                  0.6 mol%

                           Butane                   0.5 mol%

                           iso-Butane               0.8 mol%

                           l-Butene                 0.1 mol%

                           n-Pentane                0.2 mol%

                           Hexane                   0.2 mol%

                           Carbon Dioxide           0.3 mol%

                           Carbon Monoxide          0.3 mol%

                           Nitrogen                 2.7 mol%

                           HsS                      20 ppmv (min.)

                                                    40 ppmv (avg.)
                                                    80 ppmv (max.)

                                     Min.          Normal        Max.
                                     ----          ------        ----

     Pressure                        50 psig       55 psig       80 psig

     Temperature                     56 degree F   71 degree F   104 degree F

     HHV (Btu/SCF)                   600           900           1,250

     LHV (Btu/SCF)                   774

     Flow Rates (MMBtu/hr,HHV)       143           228           461

         The mechanical design pressure and temperature will be 105 psig and 150 degree F.


34.0  Hydrotreater Spill Stream

      A single, combined spill stream from hydrotreater units (GFU 241/242/243/244) will be sent to a separate PSA for hydrogen purification. The spill stream composition, temperature and pressure, supplied to the Facility's battery limits shall be:


                                 Min.               Normal            Max.

              ----               ------            ----

               H\\2\\O           0.10 mol%          0.18 mol%         0.23 mol%

               NH\\3\\           1 ppmv             8 ppmv            20 ppmv

               N\\2\\            0.00 mol%          0.31 mol%         0.79 mol%

               H\\2\\S           40 ppmv            123 ppmv          150 ppmv

               H\\2\\            69.47 mol%         72.33 mol%        76.75 mol%

               CH\\4\\           12.00 mol%         15.15 mol%        18.00 mol%

               C\\2\\H\\6\\      5.00 mol%          7.09 mol%         10.00 mol%

               C\\3\\H\\8\\      2.00 mol%          3.46 mol%         4.00 mol%

               n-C\\4\\H\\10\\   0.50 mol%          0.90 mol%         1.50 mol%

               i-C\\5\\H\\12\\   0.03 mol%          0.28 mol%         0.49 mol%

               n-C\\5\\H\\12\\   0.03 mol%          0.28 mol%         0.49 mol%

               n-C\\6\\H\\14\\   0.01 mol%          0.01 mol%         0.02 mol%

      Based on the normal composition shown above, the process design spill stream feed flow, pressure and temperature at the Facility's battery limits will be:

                                  Min.            Normal          Max.
                                  ----            ------          ----

                 Flow             4.2 MMSCFD      8.9 MMSCFD      11.7 MMSCFD

                 Pressure         350 psig        425 psig        600 psig

                 Temperature      56(degrees)F    71(degrees)F   104(degrees)F

         The mechanical design pressure and maximum temperature will be 720 psig and 120(degrees)F.

                                                                       Exhibit E
                                                      Coker Complex Ground Lease


                    FORM OF ASSIGNMENT AND CONSENT AGREEMENT


     CONSENT AND AGREEMENT, dated as of August 19, 1999, among CLARK REFINING & MARKETING, INC., a Delaware corporation ("Clark R&M"), BANKERS TRUST COMPANY, a
                                          ---------
New York banking corporation, as Collateral Trustee for the benefit of the Secured Parties (as hereinafter defined) (in such capacity, together with its successors and assigns, the "Collateral Trustee"), and PORT ARTHUR COKER COMPANY
                             ------------------
L.P., a Delaware limited partnership (the "Partnership").
                                           -----------

     WHEREAS, the Partnership is constructing and will own and operate a new delayed coker facility and certain related refinery equipment, located at Clark R&M's refinery in Port Arthur, Texas (the "Coker Complex");
                                           -------------

     WHEREAS, Clark R&M and the Partnership have entered into (i) the Services and Supply Agreement (the "SSA"), (ii) the Product Purchase Agreement (the
                           ---
"PPA"), (iii) the Coker Complex Ground Lease and Blanket Easement Agreement (the
 ---
"Ground Lease"), (iv) the Ancillary Equipment Site Lease and Easement Agreement
 ------------
(the "Site Lease") and (v) the Transfer and Assignment Agreement (the "Transfer
      ----------
and Assignment"), each of which is dated as of August 19, 1999 (all five agreements, as amended, supplemented or otherwise modified from time to time, collectively, the "Agreements"), in connection with the construction and
                   ----------
operation of the Coker Complex;

     WHEREAS, in order to finance the construction and operation of the Coker Complex, the Partnership has entered into financing arrangements (as the same may be amended, supplemented or otherwise modified, or extended or refinanced, from time to time, the "Financing Arrangements") with the banks and other
                        ----------------------
financial institutions from time to time parties thereto (together with their respective successors and assigns, the "Financing Parties");
                                        -----------------

     WHEREAS, the Financing Arrangements provide, among other things, for the making of the loans and other extensions of credit to the Partnership, the proceeds of which are to be applied to finance the construction of the Coker Complex;

     WHEREAS, the loans, bonds and other obligations of the Partnership incurred in connection with the Financing Arrangements will be secured by substantially all of the assets of the Partnership pursuant to a Common Security Agreement, dated as of August, 19, 1999, entered into by the Partnership in favor of the Collateral Trustee, pursuant to which the Partnership has assigned to the Collateral Trustee for the benefit of the Secured Parties, as collateral security for the Senior Debt Obligations, all of the Partnership's right, title and interest in, to and under among other things the Agreements;

     WHEREAS, it is a condition to the obligations of the Financing Parties under the Financing Arrangements that Clark R&M execute and deliver this Consent;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


SECTION 1.   DEFINITIONS.

      1.1 Defined Terms. The following terms shall have the meanings indicated:
          -------------

          "Agreements" has the meaning specified in the recitals to this
           ----------
     Consent.

          "Coker Complex" has the meaning specified in the recitals.
           -------------

          "Collateral Trustee" has the meaning specified in the caption of this
           ------------------
     Consent.

          "Common Security Agreement" means the Common Security Agreement, dated
           -------------------------
     as of August 19, 1999, among the Partnership, the Collateral Trustee and the other parties named therein, as the same may be amended, supplemented or otherwise modified from time to time.

          "Consent" means this Consent and Agreement, as the same may be
           -------
     amended, supplemented or otherwise modified from time to time.

          "Clark R&M" has the meaning specified in the caption of this Consent.
           ---------

          "Default Notice" has the meaning specified in Section 5(a).
           --------------

          "Event of Default" means any of the events listed in Section 10.1 of
           ----------------
     the Common Security Agreement.

          "Financing Arrangements" has the meaning specified in the recitals to
           ----------------------
     this Consent.

          "Financing Documents" means the Common Security Agreement and any
           -------------------
     other agreement or instrument entered into by the Partnership or any other Person pursuant to the Financing Arrangements which secures, evidences or governs payment or performance of any of the Senior Debt Obligations.

          "Financing Parties" has the meaning specified in the recitals to this
           -----------------
     Consent.

          "Ground Lease" has the meaning specified in the recitals to this
           ------------
     Consent.

          "Nominee" has the meaning specified in Section 5(b).
           -------

          "Notice" has the meaning specified in Section 5(a).
           ------

          "Partnership" has the meaning specified in the caption of this
           -----------
     Consent.

          "Person" means an individual, partnership, corporation, business
           ------
     trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other legal entity of whatever nature.

          "Project Revenue Account" has the meaning specified in the Common
           -----------------------
     Security Agreement.

          "PPA" has the meaning specified in the recitals to this Consent.
           ---

          "Refinancing" means any financing transaction or debt offering
           -----------
     transaction, or series of such transactions, all or part of the proceeds of which are used to repay the Senior Debt Obligations or otherwise are used to provide financing for the Coker Complex.

          "Replacement Party" has the meaning specified in Section 5(c).
           -----------------

          "Secured Parties" has the meaning specified in the Common Security
           ---------------
     Agreement.

          "Senior Debt Obligations" has the meaning specified in the Common
           -----------------------
     Security Agreement.

          "Site Lease" has the meaning specified in the recitals to this
           ----------
     Consent.

          "SSA" has the meaning specified in the recitals to this Consent.
           ---

          "Transfer and Assignment" has the meaning specified in the recitals to
           -----------------------
     this Consent.

          "Transferee" has the meaning specified in Section 5(b)(i).
           ----------

      1.2 Other Definitional Provisions.
          -----------------------------

          (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Consent shall refer to this Consent as a whole and not to any particular provision of this Consent, and section and subsection references are to this Consent unless otherwise specified.

          (b) Each reference in this Consent to an agreement, instrument or document shall be deemed to refer to such agreement, instrument or document as the same may be amended, supplemented or otherwise modified from time to time.

          (c) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

          (d) Each reference in this Consent to a Person shall be deemed to include such Person's successors and assigns.

SECTION 2. CONSENTS TO ASSIGNMENTS, ETC.

          Clark R&M hereby:

          2.1 acknowledges that the Secured Parties are entering into the Financing Arrangements in reliance upon the performance by Clark R&M of its obligations under the Agreements and this Consent, and irrevocably consents to the assignment of the Agreements, pursuant to Section 12.5 of the SSA, Section
9.11 of the PPA, Section 22.1 of the Ground Lease, Section 22.1 of the Site Lease and Section 5.5 of the Transfer and Assignment, to the Collateral Trustee for the benefit of the Secured Parties as collateral security for the Senior Debt Obligations of all of Partnership's right, title and interest, (whether now existing or hereafter arising) in, to and arising under the Agreements;

          2.2 irrevocably consents, pursuant to Section 12.5 of the SSA,
Section 9.11 of the PPA, Section 22.1 of the Ground Lease and Section 22.1 of the Site Lease and Section 5.5 of the Transfer and Assignment, to any subsequent assignment of any of the Agreements by the Collateral Trustee pursuant to
Section 5(b), upon and after receipt by Clark R&M of written notice from the Collateral Trustee that it desires to exercise its rights and remedies as a secured party, or as trustee for the benefit of the Secured Parties, in respect of the Senior Debt Obligations (but without any right or obligation of Clark R&M to know or confirm whether any such subsequent assignment is permitted under the Financing Documents), including the acquisition of all of the Partnership's existing and future rights under the Agreements by sale, foreclosure or otherwise, or the construction and/or operation of the Coker Complex pending sale or foreclosure through a receiver or otherwise, or the assignment of the Agreements to any Person who is a Transferee; and Clark R&M will, at the request of any such Transferee, enter into a consent and agreement in connection therewith having terms the same as the terms of this Consent, except such terms as may be inapplicable;

          2.3 confirms that the assignment of the Partnership=s right, title and interest in, to and arising under the Agreements pursuant to Section 6.06 of the Common Security Agreement is in accordance with all applicable provisions of the Agreements;

          2.4 irrevocably agrees that the Collateral Trustee and the other Secured Parties shall not be subject to any liability or obligation under any of the Agreements nor shall the Collateral Trustee or any Secured Party be obligated or required (A) to perform any of the Partnership=s obligations under any of the Agreements or (B) to take any action to collect or enforce any claim for payment assigned to it under the Common Security Agreement or otherwise;

          2.5 acknowledges the right of the Collateral Trustee and the other Secured Parties to cure defaults by the Partnership under any of the Agreements pursuant to the terms of this Consent (notwithstanding anything to the contrary contained in such Agreement), without assuming or being responsible for any of the obligations of the Partnership thereunder;

          2.6 acknowledges the right of the Collateral Trustee, following the occurrence of an Event of Default under the Common Security Agreement, to exercise its rights thereunder as a secured creditor and collateral assignee of the Agreements to make all demands, give all notices, take all actions and exercise all rights of the Partnership under the Agreements and to enforce the Agreements against Clark R&M, notwithstanding anything to the contrary contained in any of the Agreements (but without any right or obligation of Clark R&M to know or confirm whether any such subsequent assignment is permitted under the Financing Documents);

          2.7 acknowledges and irrevocably agrees, notwithstanding anything to the contrary contained in any of the Agreements, but subject to the provisions of this Consent, that none of the following shall constitute in and of itself, as between Clark R&M and the Collateral Trustee or any other Secured Party, a default or breach by Partnership under any of the Agreements:

               (a) the collateral assignment of any of the Agreements to the Collateral Trustee for the benefit of the Secured Parties;

               (b) the sale, foreclosure or other enforcement by the Collateral Trustee or any other Secured Party of secured creditor remedies;

               (c) the acquisition of the rights of the Partnership under any of the Agreements by the Collateral Trustee or any other Person as a result of sale or foreclosure (or acceptance of an absolute assignment of the Agreements in lieu of sale or foreclosure) or the exercise of other secured creditor remedies; or

               (d) the assignment of any of the Agreements by the Collateral Trustee or any other Secured Party or a Nominee to any other Person, following the acquisition of the Agreements by the Collateral Trustee or any other Secured Party or Nominee in the exercise of rights and remedies as a secured creditor (or in lieu of the exercise of such rights and remedies); and

          2.8 irrevocably agrees at the request of the Partnership, to enter into a consent and agreement in connection with a Refinancing having terms the same as this Consent, except such terms as may be inapplicable or other non-substantive change.

SECTION 3. PAYMENT OF ASSIGNED SUMS

          Until notified in writing by the Collateral Trustee that the Senior Debt Obligations have been paid in full, Clark R&M shall pay by wire transfer in U.S. dollars of same day funds directly to the Project Revenue Account or as otherwise instructed in writing by the Collateral Trustee any and all amounts, if any, payable by Clark R&M to the Partnership under the Agreements or as a result of a breach thereof. The making of such payment into the Project Revenue Account, and the currency of such payment are of the essence of this Consent. All amounts paid to the Collateral Trustee shall be accompanied by a notice specifying the amount of such payment and the purpose for which such payment is being made. After Clark R&M has been notified in writing by the Collateral Trustee that the Senior Debt Obligations have been paid in full, Clark R&M shall pay such amounts directly to Partnership.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF CLARK R&M

          Clark R&M hereby represents and warrants that:

          4.1 Organization. It is a corporation duly organized and existing
              ------------
under the laws of Delaware and has the legal capacity to enter into and perform this Consent.

          4.2 Government Authorizations. It has obtained all necessary
              -------------------------
authorizations from the competent governmental authorities for the execution of this Consent and the performance of its obligations hereunder.

          4.3 Corporate Authority. The execution and performance by Clark R&M
              -------------------
of this Consent has been duly authorized by all necessary corporate action. This Consent has been duly executed by Clark R&M and, assuming the due authorization and execution of this Consent by the Partnership and the Collateral Trustee, constitutes the legal, valid and binding obligation of Clark R&M, enforceable against Clark R&M in accordance with its terms.

          4.4 No Conflict. Neither the execution of this Consent by Clark R&M
              -----------
nor the performance by Clark R&M of its obligations hereunder will conflict with or result in any breach of, or constitute a violation of or default under, any applicable law or regulation, Clark R&M=s charter or by-laws, or any indenture, mortgage, deed of trust, or other instrument or agreement (including, without limitation, any negative pledge or similar clause), to which Clark R&M or any of its affiliates is a party, or by which any of them may be bound, or to which any of their respective property or assets may be subject.

          4.5 No Litigation. No lawsuit or other proceeding is pending or, to
              -------------
the knowledge of Clark R&M, threatened against Clark R&M which, if determined adversely to Clark R&M, may materially and adversely affect its business or financial condition or the consummation of the transactions contemplated by, or the performance of its obligations under, this Consent or any of the Agreements. No action or proceeding has been instituted and no order, decree, injunction or judgment of any kind from any court or other governmental authority has been issued to avoid, restrain or in any other manner prevent the consummation of the transactions contemplated by this Consent or any of the Agreements.

          4.6 Enforcement. The Agreements and this Consent are in proper legal
              -----------
form to be enforced against Clark R&M, and it is not necessary to ensure the legality, validity, enforceability or admissibility into evidence of the Agreements or this Consent that they be filed, recorded or enrolled with any governmental authority, or that any such document be stamped with any stamp, registration or similar transaction tax.

          4.7 Execution, Delivery; Binding Agreements. The Agreements are in
              ---------------------------------------
full force and effect and none of the Agreements have been assigned by Clark R&M. Except for the assignments referred to in Section 2(a) hereof, Clark R&M has not received any notice of transfer or assignment of any of the Agreements by the Partnership.

          4.8 No Default or Amendment. Neither Clark R&M nor, to its knowledge,
              -----------------------
the Partnership is in default under any of the Agreements. Clark R&M has no existing claims, counterclaims, offsets or defenses against the Partnership in respect of any of the Agreements. None of the Agreements have been amended, modified or supplemented in any manner.


SECTION 5. RIGHTS OF COLLATERAL TRUSTEE

          Clark R&M agrees that the Collateral Trustee, for the benefit of the Secured Parties, so long as any Senior Debt Obligations remain outstanding, shall have the following rights with respect to the Agreements:

          5.1 Notwithstanding anything to the contrary contained in any of the Agreements, none of the Agreements shall be terminated or canceled by action of Clark R&M as the result of any breach or default of the Partnership without prior notice in writing to the Collateral Trustee, specifying the basis therefor (hereinafter called a "Notice"). In the event of a default by Partnership under
                       ------
any of the Agreements, Clark R&M (i) will give prompt written notice to the Collateral Trustee (a "Default Notice") of such default and any cure period
                       --------------
pursuant to such Agreement (the "Partnership's Cure Period"), (ii) will allow
                                 -------------------------
the Collateral Trustee and the other Secured Parties to cure such default during the Partnership's Cure Period (whether or not the Partnership or any equity investor in the Partnership also has the right to cure such default during such period) and (iii) prior to the exercise by Clark R&M of any right to terminate such Agreement, will afford the Collateral Trustee and the other Secured Parties the longer of (A) 120 days after the receipt by the Collateral Trustee of the Default Notice and (B) 60 days after the expiration of the Partnership's Cure Period (the "Secured Parties' Cure Period") to cure such default, provided that
             ----------------------------                         --------
the Secured Parties' Cure Period shall be extended for such longer period of time as is necessary as long as the Collateral Trustee or any other Secured Party shall be diligently acting in good faith to cure such default or to obtain title to the Coker Complex; and provided, further, that notwithstanding the
                                --------  -------
foregoing, in no event shall the Secured Parties' Cure Period with respect to a payment default by the Partnership exceed 90 days after the Default Notice from Clark R&M. No curing of any defaults under such Agreement shall be construed as an assumption by the Collateral Trustee or the Secured Party of any of the obligations, covenants or agreements of the Partnership under such Agreement.

          5.2 If the Collateral Trustee or any other Secured Party, or a Nominee (as defined below), shall become the legal or beneficial owner of the Coker Complex, or shall become entitled to cause the disposition of the Coker Complex pursuant to the exercise of its rights and remedies as a secured creditor, then:

               (a) Such Person, at its election, may continue the Agreements by delivering to Clark R&M a written notice of continuation. Such Person may thereafter cause the Partnership's interest in the Agreements to be transferred to itself or to a third party by delivering to Clark R&M a written notice of such transfer and an agreement from such Person or such third party satisfying the conditions of Section 5(b)(ii) hereof (such Person or such third party, as the case may be, being herein called a "Transferee"), and in the event of any
                                        ----------
transfer and any successive transfers thereafter, (A) Clark R&M will continue to perform, for the benefit of such Transferee, its obligations under the Agreements pursuant to its terms as modified hereby, without regard to any default by the Partnership thereunder, (B) the Partnership shall remain liable to Clark R&M for all its obligations and duties under the Agreements, and (C) any Transferee shall become liable, not personally but solely to the extent of its direct or indirect right, title and interest in and to the Coker Complex and the operating contracts relating thereto, to perform the duties and obligations of the Partnership under the Agreements only as arise in respect of the period commencing on the date of such Transferee's succession. Only the Transferee, and not the Person delivering a notice of continuation, shall have liabilities and obligations under the Agreements.

               (b) Any agreement delivered pursuant to the second sentence of subparagraph (i) of this Section 5(b) shall provide that the Transferee shall
(A) assume and agree to perform all future obligations of the Partnership under the Agreements and agree to be bound by the terms of the Agreements in connection therewith and (B) be bound by all actions taken and notices given by the parties under the Agreements prior to any such transfer.

               (c) As used in this Section 5, "Nominee" shall mean (A) any Person or entity that is directly or indirectly owned and controlled by the Collateral Trustee, the Collateral Trustee or any other Secured Party and (B) which has acquired the Partnership's right, title and interest in the Coker Complex.

          5.3 If (i) the Partnership or a trustee or receiver or any Person exercising the powers of a trustee or receiver in any bankruptcy, insolvency, receivership, arrangement, liquidation or similar proceeding applicable to the Partnership rejects any of the Agreements, or (ii) any of the Agreements is terminated (x) by reason of any bankruptcy, insolvency, receivership, arrangement, liquidation or similar proceeding applicable to the Partnership or
(y) by reason of any default by the Partnership under such Agreement, and if, in any such case, within 90 days after such termination, the Collateral Trustee shall so request, Clark R&M will execute and deliver to the Collateral Trustee, one or more of the Secured Parties, a Nominee or a Transferee, as shall be designated by the Collateral Trustee (herein called the "Replacement Party"), a
                                                         -----------------
new contract with the Replacement Party. The new contract shall contain substantially the same terms and provisions as such Agreement for the balance of the unexpired term thereof.

          (d) If the Collateral Trustee, for the benefit of the Secured Parties, or any Replacement Party is prohibited from curing any default by the Partnership under any of the Agreements by any process, stay or injunctions issued by any governmental authority or pursuant to any bankruptcy or insolvency proceeding involving the Partnership, then the Secured Parties' Cure Period shall be extended for the period of such prohibition.


SECTION 6. AGREEMENTS OF CLARK R&M

          6.1 Continuation of Performance. Clark R&M agrees to continue the
              ---------------------------
performance of its obligations under each of the Agreements notwithstanding any default by the Partnership under any Financing Document, or the exercise by any Person of its rights under any Financing Document.

          6.2 No Set-Offs, Deductions or Counterclaim. Clark R&M agrees that no
              ---------------------------------------
amounts due to the Partnership under any of the Agreements shall be subject to any reduction for any set-off, deduction, counterclaim or otherwise based upon any claim against the Partnership. Clark R&M shall not assert any claim it may have by reason of the Partnership's default under any of the Agreements as a defense to performance of its obligations under any other agreement with the Partnership or any affiliate of the Partnership or under this Consent. Nothing contained in this paragraph (c) shall waive Clark R&M's rights to enforce any such claim as a cause of action against the Partnership.

          6.3 Compliance with Instructions from Collateral Trustee. Clark R&M
              ----------------------------------------------------
hereby agrees that it shall (i) comply with any and all written instructions received from the Collateral Trustee pursuant to the Financing Documents, (ii) treat such instructions as coming directly from the Partnership, (iii) disregard any contradictory instructions received from the Partnership and (iv) with effect as of the date of receipt of such instructions, direct to the Collateral Trustee (with a copy to the Partnership) all communications and correspondence arising out of or in connection with any of the Agreements.

          6.4 Notices. All notices or other communications to be delivered to
              -------
the Collateral Trustee or any of the other Secured Parties pursuant to this Consent or any of the Agreements shall be delivered to the Collateral Trustee at the address specified in Section 8 below and, in the case of Clark R&M or the Partnership, to each of these respective entities at the addresses specified in
Section 8 below.

          6.5 Amendments of Agreements, Etc. Clark R&M will not agree to any
              -----------------------------
amendment, cancellation or early termination of any of the Agreements, and will not assign its rights or obligations under any of the Agreements to a third party, without the prior written consent of the Collateral Trustee.

          6.6 Reservation of Rights. Clark R&M expressly reserves all rights
              ---------------------
and remedies available at law or in equity under the Agreements, except to the extent expressly modified in this Consent.

          6.7 Copies of Notices to Partnership. Clark R&M will deliver to the
              --------------------------------
Collateral Trustee a copy of each notice given by it to the Partnership concurrently with delivery of such notice to the Partnership.


SECTION 7. FURTHER ASSURANCES

                  The parties hereto hereby agree to provide to each other such documents and to take such other action as may be reasonably necessary to effectuate fully the purposes of this Consent.


SECTION 8. NOTICES

                  All notices and other communication under or in connection with this Consent shall be in writing, shall refer on their face to the applicable Agreement(s) (although failure to so refer shall not render any such notice or communication ineffective), shall be sent by first class registered or certified mail, by facsimile, by hand or by overnight courier service and shall be addressed:

               (a)  if to Clark R&M, in accordance with the Agreements;

               (b)  if to the Collateral Trustee, to

                       Bankers Trust Company
                       Corporate Trust & Agency Services
                       Four Albany Street, 4th Floor
                       New York, New York 10006
                       Attention: James McDonough

               (c)  if to the Partnership, in accordance with the Agreements; or

               (d) to such other address as Clark R&M, the Partnership or the Collateral Trustee, as the case may be, may designated by prior written notice to the other parties given pursuant hereto.

SECTION 9. MISCELLANEOUS

           9.1 Separate Counterparts; Amendments, Waiver. This Consent may be
               -----------------------------------------
executed in separate counterparts, each of which when so executed and delivered shall be an original but all of such counterparts together shall constitute one and the same instrument. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by Clark R&M, the Collateral Trustee and the Partnership.

           9.2 Severability. Any provision of this Consent which is prohibited
               ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           9.3 Successors and Assigns. This Consent shall be binding upon and
               ----------------------
inure to the benefit of Clark R&M, the Collateral Trustee, the other Secured Parties, the Partnership and their respective successors and permitted assigns.

           9.4 GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED
               -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           9.5 Submission to Jurisdiction. Clark R&M hereby irrevocably and
               --------------------------
unconditionally: (i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof or the enforcement of an award rendered pursuant to
Section 11.6 of the SSA and Section 9.7 of the PPA, to the non-exclusive general jurisdiction of the courts of the State of New York located in the Borough of Manhattan,

City of New York and the Federal courts of the U.S. for the Southern District of New York located in the Borough of Manhattan, City of New York; and, (ii) notwithstanding anything to the contrary contained in the Agreements, consents that any action or proceeding in connection with the Agreements may be brought by the Collateral Trustee and the Financing Parties in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

           9.6 Enforcement of Judgments. Clark R&M agrees that a final judgment
               ------------------------
against it in any action, suit or proceeding brought in any New York State or Federal court in accordance with paragraph (e) above shall be conclusive and may be enforced in any jurisdiction by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof, or by any other means provided by law.

           9.7 No Implied Waiver. Failure or delay on the part of any party
               -----------------
hereto to exercise a right under this Consent shall not operate as a waiver thereof; nor shall any single or partial exercise of a right preclude any other future exercise thereof.

           9.8 Agent for Service of Process. Clark R&M hereby irrevocably and
               ----------------------------
unconditionally appoints CT Corporation, with an office on the date hereof at 1633 Broadway, 23rd Floor, New York, New York 10019, as its agent, which shall be a commercial process agent (the "Process Administrative Agent") to receive on
                                    ----------------------------
behalf of Clark R&M and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding in such New York State or Federal court. In any such action or proceeding, such service may be made on Clark R&M by delivering a copy of such process to Clark R&M in care of the Process Administrative Agent at the Process Administrative Agent's above address and by depositing a copy of such process in the mails by certified or registered air mail, addressed to Clark R&M at its address set forth beneath its signature hereto (such service to be effective upon such receipt by the Process Administrative Agent and the depositing of such process in the mails as aforesaid). Clark R&M hereby further irrevocably and unconditionally authorizes and directs such Process Administrative Agent to accept such service on its behalf. If for any reason the Process Administrative Agent shall cease to be available to act as such, Clark R&M agrees to designate a new agent in New York City on the terms and for the purposes of this provision satisfactory to the Collateral Trustee. As an alternate method of service, Clark R&M irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such New York State or Federal court by mailing of copies of such process to Clark R&M by certified or registered air mail at its address set forth in the Agreements, such service to become effective 30 days after such mailing. Nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction. Clark R&M hereby agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                                    CLARK REFINING & MARKETING, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    Acknowledged and agreed:


                                        BANKERS TRUST COMPANY, as Collateral
                                        Trustee for the benefit of the Secured
                                        Parties


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PORT ARTHUR COKER COMPANY L.P.

                                        By: SABINE RIVER HOLDING CORP.,
                                            as General Partner



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       Exhibit F
                                                      Coker Complex Ground Lease


                              AUXILIARY FACILITIES


     Processing Unit/Facility                  Refinery Designation
     ------------------------                  --------------------

     Saturated Gas Recovery Unit               SRGU 1242

     C4 Mercaptan Removal Unit                 MRU 7542

     Amine Treating Unit                       ATU 7845

     Wastewater Treatment Unit                 WWTU-8742

     Sulfur Recovery Unit                      SRU 543/544

     Sour Water Stripper                       SWS-8746

     Air Compressor House                      70 ACH

     Water Treatment Plant No. 2               WPT No.2

     Lye Plant                                 LP-8441

     BB Treating                               BBT 7543/4

     Boiler House 15                           BH-15

     Power Plant @ BH-15                       PP-4

     Boiler House 16                           BH-16

     Power Plant @ BH-16                       PP-2

     Cooling Towers                            C.T. 100, 136A/B, 233, 244,
                                               314, 316, 354, 360, 366, 372

     Refinery Docks                            Docks

     Crude Feed Tanks                          Tank Nos. 110, 111, 106, 107,
                                               283, 284, 285

     Sabine Road Tank Farm                     SRTF

     Pump House 41                             PH-41

     Port Arthur Products Station              PAPS

     Lucas Products Terminal                   Lucas Station

     Pump House 138 (Butane Storage)           PH-138

     Processing Unit/Facility                  Refinery Designation
     ------------------------                  --------------------

     Rail Transportation Facilities            ALL

     Crude Oil Pipelines:
         Sun Terminal to Lucas                 Sun Docks
         Lucas to Refinery                     Lucas  Station

     Fannett Terminal                          Fannett LPG Storage

     Hydrogen Gathering System                 HGS

     Flare Systems                             Flare Nos. 1, 5, 7, 8, 12, 13,
                                               15, B103, 17, 18, 19, 20

     Control Houses/Systems                    All related to AVU, GFUs,
                                               HFAU, SRU, DCE, SGRU, FCCU,
                                               CRU, WTU, SRTF, NSTF

     Maintenance Facilities                    All

     Storehouse Facilities                     All

     Laboratories                              Main lab and Knockengine lab

     Office Buildings                          Nos. 36, 47, 54, 100, 200

     Security Buildings/Radio Communications   ALL

     Fire Station and Equipment                ALL

     Neches Pump Station                       NPS-P.S. 390

     Nitrogen Distribution Systems             ALL except to Chevron Chemical
                                               Company ("CCC")

     Fuel Gas Distribution Systems             ALL except to CCC

     Steam Distribution Systems                ALL except to CCC

     Electrical Distribution Systems           ALL except to CCC

                                                                       Exhibit G
                                                      Coker Complex Ground Lease

                           FORM OF MEMORANDUM OF LEASE

                  MEMORANDUM OF COKER COMPLEX GROUND LEASE AND
                           BLANKET EASEMENT AGREEMENT
                           --------------------------


THE STATE OF TEXAS         (S)
                           (S)      KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF JEFFERSON        (S)


         THAT, CLARK REFINING & MARKETING, INC., a Delaware corporation ("Lessor"), and PORT ARTHUR COKER COMPANY L.P., a Delaware limited partnership ("Lessee"), have made and entered into that certain Coker Complex Ground Lease and Blanket Easement Agreement dated effective as of August 19, 1999 (the "Coker Complex Ground Lease") with respect to the 46.2189-acre tract of land (being a 47.7267-acre tract less and except a 1.5078-acre tract) described on Exhibit A
                                                                     ---------
attached hereto and made a part hereof for all purposes (the "Coker Complex Site").

          1. Defined Terms. All defined terms used in this Memorandum shall have
             -------------
the respective meanings provided for such defined terms in the Coker Complex Ground Lease.

          2. Lease. On and subject to the terms, provisions and conditions of
             -----
the Coker Complex Ground Lease, Lessor has leased, let, demised and rented the Coker Complex Site to Lessee, and Lessee has leased and accepted the Coker Complex Site from Lessor, for an initial lease term (the "Coker Complex Initial Term") commencing on the date hereof and ending on August 19, 2029.

          3. Options to Renew. The Coker Complex Ground Lease provides that, on
             ----------------
and subject to the terms, provisions and conditions set forth therein, Lessee shall have the right and option to extend the Coker Complex Initial Term for up to five (5) additional terms of five (5) years each (each, a "Coker Complex Renewal Term").

          4. Appurtenant Easements. The grant by Lessor to Lessee under the
             ---------------------
Coker Complex Ground Lease includes certain specified, nonexclusive easements, appurtenant to the Coker Complex Leasehold and for the Coker Complex Ground Lease Term, more particularly described as follows:

             4.1 a nonexclusive easement on, over and under the Adjacent Refinery Property, as more particularly described in Exhibit B attached
                                                              ---------
         hereto and made a part hereof for all purposes, for the purpose of ingress and egress to and from the Coker Complex Site, for the construction and maintenance of interconnection pipes, wiring, other pipelines and communication and utility lines, and for any other purpose as may be necessary or desirable in connection with the construction, ownership and operation of the Coker Complex, or the operation of the Heavy Oil Processing Facility or any of the Auxiliary Facilities; and

                  4.2 a nonexclusive easement on that portion of the dock described in Exhibit C attached hereto and made a part hereof for all
                      ---------
         purposes, for the purpose of unloading cargoes of crude oil and other feedstocks and loading products of the Coker Complex and for the construction and maintenance of pipes, pumps, valves, gauges and other equipment in connection with such loading and unloading.

         5.  Controlling Document. This Memorandum has been executed by Lessor
             --------------------
and Lessee pursuant to the provisions of the Coker Complex Ground Lease, for recordation in the Official Public Records of Real Property of Jefferson County, Texas, and it is the intent of this Memorandum to give record notice that Lessor and Lessee have entered into the Coker Complex Ground Lease for the Coker Complex. It is not the purpose of this Memorandum to amend, modify, eliminate, or add to the provisions of such Coker Complex Ground Lease. In the event and to the extent of any conflict between the terms of this Memorandum and the terms of the Coker Complex Ground Lease, the terms of the Coker Complex Ground Lease shall supersede and control.

         6.  Successors and Assigns. The rights and obligations of the parties
             ----------------------
to the Coker Complex Ground Lease shall be binding upon, and shall inure to the benefit of, the respective permitted successors and assigns of the parties (but without affecting any restrictions on assignment and subletting set forth in the Coker Complex Ground Lease).

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Memorandum of Coker Complex Ground Lease and Blanket Easement Agreement to be effective as of the date first set forth above.

LESSEE:                                      LESSOR:

PORT ARTHUR COKER COMPANY L.P.,              CLARK REFINING & MARKETING,
a Delaware limited partnership               INC., a Delaware corporation

By: Sabine River Holding Corp., a
    Delaware corporation, its sole           By:
    general partner                          Name:
                                             Title:

    By:
    Name:
    Title:

STATE OF                 (S)
                         (S)
COUNTY OF                (S)


         This instrument was acknowledged before me on August ____, 1999, by ____________________________________________, the _________________________ of
CLARK REFINING & MARKETING, INC., a Delaware corporation, on behalf of said corporation.




                                        Notary Public, State of

STATE OF                 (S)
                         (S)
COUNTY OF                (S)

         This instrument was acknowledged before me on August ____, 1999, by ________________________________, the ___________________________ of Sabine
River Holding Corp., a Delaware corporation and the sole general partner of PORT ARTHUR COKER COMPANY L.P., a Delaware limited partnership, on behalf of said limited partnership.




                                        Notary Public, State of




List of Exhibits:
----------------

         Exhibit A - Description of the Coker Complex Site
         ---------
         Exhibit B - Description of the Adjacent Refinery Property
         ---------
         Exhibit C - Description of the Dock
         ---------

                                    EXHIBIT A
                                       TO
                    MEMORANDUM OF COKER COMPLEX GROUND LEASE
                         AND BLANKET EASEMENT AGREEMENT
                         ------------------------------

                      Description of the Coker Complex Site

46.2189 acres of land (being a 47.7267-acre tract less and except a 1.5078-acre tract) out of the B. C. Arthur Survey, Abstract No. 61, Jefferson County, Texas, and being all of Lots 1-4 of H.O.U.P SUBDIVISION, a Subdivision in Jefferson County, Texas, according to the map or plat thereof recorded in Volume 16, Page 169, of the Map Records of Jefferson County, Texas.

                                    EXHIBIT B
                                       TO
                    MEMORANDUM OF COKER COMPLEX GROUND LEASE
                         AND BLANKET EASEMENT AGREEMENT
                         ------------------------------

                  Description of the Adjacent Refinery Property

                                    EXHIBIT C
                                       TO
                    MEMORANDUM OF COKER COMPLEX GROUND LEASE
                         AND BLANKET EASEMENT AGREEMENT
                         ------------------------------

                             Description of the Dock